UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2015

Date of reporting period: April 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.15

ANNUAL REPORT

AB CORPORATE INCOME SHARES

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

June 9, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Corporate Income Shares (the “Fund”) for the annual reporting period ended April 30, 2015. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Corporate Income Shares to AB Corporate Income Shares.

Investment Objective and Policies

The Fund’s investment objective is to earn high current income. The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. corporate bonds. The Fund may also invest in U.S. Government securities (other than U.S. Government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to U.S. Government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

The Fund also may invest in convertible debt securities; invest up to

10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in U.S. dollar-denominated fixed-income securities issued by non-U.S. companies.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays U.S. Credit Bond Index, for the six- and 12-month periods ended April 30, 2015.

The Fund outperformed its benchmark for both periods. Security selection within investment-grade corporates was the primary contributor to performance for both periods, relative to the benchmark. Security selection within banking and basic materials contributed for the 12-month period; sector positioning was a slight detractor from performance, mainly from an underweight to sovereign government bonds. For the six-month period, security selection within insurance contributed; sector positioning contributed modestly for the six-month period, helped by an overweight to non-investment grade corporates. Yield curve positioning contributed for both periods, mainly due to an overweight to the five- to 10-year part of the yield curve.

The Fund utilized derivatives in the form of interest rate swaps for hedging and investment purposes, which detracted from performance for the

AB CORPORATE INCOME SHARES •	1

six-month period and added for the 12- month period, in absolute terms. Credit default swaps were utilized for investment purposes during both periods, which had an immaterial impact on performance.

Market Review and Investment Strategy

Bond markets were volatile during the six- and 12-month periods ended April 30, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Despite the best efforts of policymakers, inflation continued to fall throughout the developed world, reaching especially worrisome levels in Europe and Japan. In the fourth quarter of 2014, a sharp decline in oil prices put pressure on credit and emerging market debt, complicating efforts to boost inflation in Europe and Japan. Oil prices stabilized later in the first quarter of 2015 but remain well below where they were a year ago.

These dynamics helped push developed-market government bond yields lower; even the 10-year U.S. Treasury yield approached a two-year low, despite expectations that the U.S. Federal Reserve would begin raising official rates later this year. In other markets, including many in Europe where the European Central Bank has implemented its quantitative easing program, some yields were in negative territory. However, global 10-year maturity yields started to rise in April 2015. After struggling late in 2014, credit markets rebounded modestly in the first quarter of 2015, and most credit sectors outperformed government debt.

Corporate valuations, in the view of the Corporate Income Shares Investment Team (the “Team”), are generally fair, and fundamentals remain solid. But at this stage in the credit cycle, with mergers and acquisitions on the rise, careful security selection and diversification remain important safeguards against idiosyncratic risk. Unlike industrials, financial firms continue to deleverage and, in the Team’s view, remain an attractive opportunity. The Fund remains overweight financials (banks, insurance and real estate investment trusts). The Fund’s industry allocation remains overweight in the energy, communications and basic industries sectors, with an underweight to consumer non-cyclicals, electric, technology and capital goods.

2	• AB CORPORATE INCOME SHARES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Credit Bond Index does not reflect fees and expenses associated with the active management of a fund. The Barclays U.S. Credit Bond Index represents the performance of the U.S. credit securities within the U.S. fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB CORPORATE INCOME SHARES •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

4	• AB CORPORATE INCOME SHARES

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Corporate Income Shares*	2.85%	5.94%

Barclays U.S. Credit Bond Index	2.26%	4.87%

*      Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended April 30, 2015 by 0.00% and 0.01%, respectively.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/11/06* TO 4/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Corporate Income Shares (from 12/11/06 to 4/30/15) as compared to the performance of the Fund’s benchmark.

*	Inception date: 12/11/2006.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB CORPORATE INCOME SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2015 (unaudited)
NAV Returns

1 Year	5.94%
5 Years	6.38%
Since Inception*	6.72%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns

1 Year	7.95%
5 Years	6.92%
Since Inception*	6.85%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 12/11/2006.

6	• AB CORPORATE INCOME SHARES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,028.50	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

AB CORPORATE INCOME SHARES •	7

Expense Example

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $44.9

*	All data are as of April 30, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

8	• AB CORPORATE INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2015

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 89.5%
Industrial – 47.7%
Basic – 5.2%
Agrium, Inc. 3.375%, 3/15/25	$45	$44,622
Alpek SAB de CV 4.50%, 11/20/22(a)	200	207,250
Barrick Gold Corp. 4.10%, 5/01/23	180	177,636
Barrick North America Finance LLC 4.40%, 5/30/21	70	72,131
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24	200	207,022
CF Industries, Inc. 7.125%, 5/01/20	130	156,293
Dow Chemical Co. (The) 8.55%, 5/15/19	185	229,697
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20	284	301,736
Freeport-McMoRan, Inc. 2.375%, 3/15/18	69	68,812
3.10%, 3/15/20	73	72,145
Glencore Funding LLC 2.125%, 4/16/18(a)	79	78,913
4.625%, 4/29/24(a)	32	33,008
International Paper Co. 4.75%, 2/15/22	175	192,968
7.50%, 8/15/21	80	100,181
LyondellBasell Industries NV 5.00%, 4/15/19	200	219,824
Newmont Mining Corp. 4.875%, 3/15/42	40	35,685
Teck Resources Ltd. 4.50%, 1/15/21	100	102,633
Weyerhaeuser Co. 4.625%, 9/15/23	40	43,795

		2,344,351

Capital Goods – 2.2%
BAE Systems Holdings, Inc. 3.80%, 10/07/24(a)	76	79,394
Boeing Co. (The) 5.875%, 2/15/40	140	185,930
Caterpillar Financial Services Corp. 2.00%, 3/05/20	200	200,709
Embraer SA 5.15%, 6/15/22	200	211,000

AB CORPORATE INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Owens Corning 9.00%, 6/15/19	$210	$253,652
Yamana Gold, Inc. 4.95%, 7/15/24	52	52,012

		982,697

Communications - Media – 5.5%
21st Century Fox America, Inc. 7.43%, 10/01/26	55	68,825
8.875%, 4/26/23	125	169,828
CBS Corp. 4.90%, 8/15/44	80	81,227
5.75%, 4/15/20	34	38,960
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	110	158,810
Comcast Corp. 5.70%, 5/15/18	100	112,819
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22	90	92,987
4.45%, 4/01/24	100	105,544
4.60%, 2/15/21	200	216,424
5.00%, 3/01/21	110	121,713
Discovery Communications LLC 4.875%, 4/01/43	84	84,563
Moody’s Corp. 2.75%, 7/15/19	79	80,721
Omnicom Group, Inc. 6.25%, 7/15/19	165	191,610
Scripps Networks Interactive, Inc. 2.75%, 11/15/19	68	68,361
TCI Communications, Inc. 7.875%, 2/15/26	250	350,620
Time Warner Cable, Inc. 4.50%, 9/15/42	65	55,281
5.50%, 9/01/41	25	23,073
5.875%, 11/15/40	30	29,548
6.55%, 5/01/37	39	40,385
Time Warner, Inc. 4.70%, 1/15/21	60	66,117
6.25%, 3/29/41	85	105,488
Viacom, Inc. 3.875%, 12/15/21-4/01/24	150	154,208
5.25%, 4/01/44	50	50,139

		2,467,251

Communications - Telecommunications – 6.6%
American Tower Corp. 3.40%, 2/15/19	40	41,446
4.50%, 1/15/18	40	42,801
7.25%, 5/15/19	150	174,680

10	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ameritech Capital Funding Corp. 6.55%, 1/15/28	$130	$156,952
AT&T, Inc. 3.00%, 2/15/22	420	420,001
3.875%, 8/15/21	230	243,013
BellSouth Corp. 6.55%, 6/15/34	145	166,685
British Telecommunications PLC 9.625%, 12/15/30	175	283,280
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)	190	209,193
Rogers Communications, Inc. 4.10%, 10/01/23	90	94,942
Telefonica Emisiones SAU 5.462%, 2/16/21	145	164,611
Verizon Communications, Inc. 2.625%, 2/21/20	85	85,965
3.50%, 11/01/21	275	286,305
3.85%, 11/01/42	90	80,424
4.272%, 1/15/36(a)	185	177,895
6.55%, 9/15/43	104	130,126
Verizon New York, Inc. Series B 7.375%, 4/01/32	170	211,665

		2,969,984

Consumer Cyclical - Automotive – 2.0%
Ford Motor Co. 6.50%, 8/01/18	225	256,945
Ford Motor Credit Co. LLC 5.875%, 8/02/21	575	671,900

		928,845

Consumer Cyclical - Entertainment – 0.4%
Carnival Corp. 1.875%, 12/15/17	180	180,537

Consumer Cyclical - Other – 0.8%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23	91	91,347
Marriott International, Inc./MD 3.00%, 3/01/19	151	155,561
Wyndham Worldwide Corp. 2.50%, 3/01/18	115	115,610

		362,518

Consumer Cyclical - Restaurants – 0.1%
Yum! Brands, Inc. 3.875%, 11/01/20	60	63,503

AB CORPORATE INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 2.0%
Advance Auto Parts, Inc. 4.50%, 12/01/23	$115	$121,913
Gap, Inc. (The) 5.95%, 4/12/21	100	115,532
Home Depot, Inc. (The) 5.40%, 9/15/40	130	158,105
5.875%, 12/16/36	30	38,620
Kohl’s Corp. 6.25%, 12/15/17	85	94,701
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	250	265,135
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21	93	95,027

		889,033

Consumer Non-Cyclical – 9.0%
AbbVie, Inc. 2.90%, 11/06/22	100	98,863
Actavis Funding SCS 3.00%, 3/12/20	90	91,533
3.80%, 3/15/25	62	62,668
Actavis, Inc. 1.875%, 10/01/17	130	130,295
Altria Group, Inc. 4.75%, 5/05/21	370	412,675
Amgen, Inc. 4.40%, 5/01/45	90	88,662
Becton Dickinson and Co. 2.675%, 12/15/19	42	42,828
3.25%, 11/12/20	79	81,984
3.734%, 12/15/24	36	37,174
Bristol-Myers Squibb Co. 5.875%, 11/15/36	52	66,638
ConAgra Foods, Inc. 3.20%, 1/25/23	225	220,671
5.819%, 6/15/17	200	217,038
Forest Laboratories, Inc. 4.375%, 2/01/19(a)	105	112,127
Grupo Bimbo SAB de CV 4.50%, 1/25/22(a)	100	106,904
JM Smucker Co. (The) 2.50%, 3/15/20(a)	42	42,311
3.00%, 3/15/22(a)	65	65,304
Kraft Foods Group, Inc. 3.50%, 6/06/22	200	204,464
Kroger Co. (The) 3.85%, 8/01/23	180	190,784

12	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Laboratory Corp. of America Holdings 3.20%, 2/01/22	$42	$42,314
3.60%, 2/01/25	41	40,845
Lorillard Tobacco Co. 3.75%, 5/20/23	36	36,571
McKesson Corp. 7.50%, 2/15/19	105	125,388
Medtronic, Inc. 3.15%, 3/15/22(a)	130	134,284
Mylan, Inc. 2.60%, 6/24/18	140	142,238
Pepsico, Inc. 1.25%, 4/30/18	230	229,420
Perrigo Co. PLC 4.00%, 11/15/23	200	206,471
Procter & Gamble Co. (The) 5.80%, 8/15/34	55	72,526
Reynolds American, Inc. 3.25%, 11/01/22	61	60,336
4.85%, 9/15/23	40	43,957
Tyson Foods, Inc. 2.65%, 8/15/19	24	24,486
3.95%, 8/15/24	75	78,207
4.50%, 6/15/22	110	119,873
Whirlpool Corp. 3.70%, 3/01/23	120	122,983
Wyeth LLC 6.00%, 2/15/36	100	126,057
Zimmer Holdings, Inc. 2.70%, 4/01/20	90	90,883
3.55%, 4/01/25	70	70,136

		4,039,898

Energy – 9.3%
Anadarko Petroleum Corp. 6.20%, 3/15/40	35	42,939
6.375%, 9/15/17	265	294,473
Apache Corp. 4.25%, 1/15/44	105	99,802
Canadian Natural Resources Ltd. 6.75%, 2/01/39	50	63,798
ConocoPhillips Holding Co. 6.95%, 4/15/29	166	223,360
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	40	33,936
Enbridge Energy Partners LP 4.20%, 9/15/21	100	104,581
Encana Corp. 5.15%, 11/15/41	35	35,659
Energy Transfer Partners LP 4.05%, 3/15/25	70	70,020
4.65%, 6/01/21	77	82,708

AB CORPORATE INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ensco PLC 5.20%, 3/15/25	$70	$72,157
Enterprise Products Operating LLC 3.75%, 2/15/25	135	137,649
5.25%, 1/31/20	350	395,017
Hess Corp. 5.60%, 2/15/41	40	44,442
7.875%, 10/01/29	59	77,156
Kinder Morgan Energy Partners LP 3.95%, 9/01/22	175	177,527
4.15%, 2/01/24	90	90,666
7.40%, 3/15/31	145	168,656
Marathon Oil Corp. 6.80%, 3/15/32	35	42,294
Marathon Petroleum Corp. 5.125%, 3/01/21	120	133,982
NiSource Finance Corp. 6.80%, 1/15/19	100	116,725
Noble Energy, Inc. 4.15%, 12/15/21	65	69,039
ONEOK Partners LP 3.375%, 10/01/22	90	86,502
Phillips 66 4.30%, 4/01/22	54	58,674
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	65	65,124
Spectra Energy Capital LLC 8.00%, 10/01/19	23	27,772
Spectra Energy Partners LP 2.95%, 9/25/18	77	79,228
3.50%, 3/15/25	70	69,993
4.60%, 6/15/21	75	82,080
Suncor Energy, Inc. 6.50%, 6/15/38	50	63,844
Sunoco Logistics Partners Operations LP 4.25%, 4/01/24	54	55,474
5.30%, 4/01/44	60	60,697
TransCanada PipeLines Ltd. 3.80%, 10/01/20	210	224,899
Valero Energy Corp. 6.125%, 2/01/20	70	81,126
6.625%, 6/15/37	67	82,073
Weatherford International Ltd./Bermuda 5.125%, 9/15/20	85	86,116
9.625%, 3/01/19	45	52,336
Williams Partners LP 3.60%, 3/15/22	200	200,146
3.90%, 1/15/25	69	67,979
4.125%, 11/15/20	145	152,892

		4,173,541

14	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Services – 0.1%
Amazon.com, Inc. 4.95%, 12/05/44	$40	$42,493

Technology – 3.0%
Fidelity National Information Services, Inc. 3.875%, 6/05/24	115	117,850
Hewlett-Packard Co. 2.75%, 1/14/19	14	14,355
3.75%, 12/01/20	87	91,706
4.30%, 6/01/21	80	86,089
4.65%, 12/09/21	29	31,738
KLA-Tencor Corp. 4.65%, 11/01/24	145	150,006
Lam Research Corp. 2.75%, 3/15/20	115	115,447
Motorola Solutions, Inc. 3.75%, 5/15/22	220	221,272
Seagate HDD Cayman 4.75%, 1/01/25(a)	35	35,895
4.75%, 6/01/23	150	157,366
Texas Instruments, Inc. 1.75%, 5/01/20	115	113,865
Total System Services, Inc. 2.375%, 6/01/18	105	105,639
Xerox Corp. 2.80%, 5/15/20	95	95,587

		1,336,815

Transportation - Railroads – 0.6%
Burlington Northern Santa Fe LLC 4.55%, 9/01/44	85	89,346
CSX Corp. 4.40%, 3/01/43	180	189,863

		279,209

Transportation - Services – 0.9%
FedEx Corp. 8.00%, 1/15/19	40	48,532
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.75%, 5/11/17(a)	120	125,080
Ryder System, Inc. 2.50%, 3/01/18	185	189,067
5.85%, 11/01/16	28	29,927

		392,606

		21,453,281

Financial Institutions – 39.2%
Banking – 20.9%
Abbey National Treasury Services PLC/London 2.375%, 3/16/20	115	115,749

AB CORPORATE INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ABN AMRO Bank NV Series E 6.25%, 9/13/22(a)	$255	$276,675
Bank of America Corp. 3.30%, 1/11/23	140	140,318
4.00%, 1/22/25	215	213,096
4.10%, 7/24/23	200	210,385
4.20%, 8/26/24	60	60,616
4.875%, 4/01/44	120	130,706
5.00%, 5/13/21	235	263,292
Barclays PLC 3.65%, 3/16/25	200	197,641
BB&T Corp. 5.25%, 11/01/19	275	308,567
BPCE SA 5.15%, 7/21/24(a)	200	210,073
Capital One Bank USA NA 3.375%, 2/15/23	275	276,473
Citigroup, Inc. 3.50%, 5/15/23	170	168,053
3.875%, 3/26/25	90	88,911
6.625%, 1/15/28	210	264,539
Countrywide Financial Corp. 6.25%, 5/15/16	253	265,860
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20(a)	250	250,877
Fifth Third Bancorp 3.50%, 3/15/22	31	32,287
5.45%, 1/15/17	105	112,088
Goldman Sachs Group, Inc. (The) 2.375%, 1/22/18	130	132,303
3.85%, 7/08/24	460	474,891
Series D 6.00%, 6/15/20	320	370,707
Series G 7.50%, 2/15/19	75	88,992
JPMorgan Chase & Co. 3.125%, 1/23/25	440	434,140
3.875%, 9/10/24	110	111,107
Morgan Stanley 2.65%, 1/27/20	177	179,021
5.625%, 9/23/19	604	683,960
Series G 4.35%, 9/08/26	50	50,936
5.50%, 7/24/20	395	449,880
6.625%, 4/01/18	100	113,282
People’s United Bank NA 4.00%, 7/15/24	250	253,649

16	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

People’s United Financial, Inc. 3.65%, 12/06/22	$83	$84,739
PNC Bank NA 4.875%, 9/21/17	400	430,584
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(b)	100	103,875
Regions Financial Corp. 2.00%, 5/15/18	300	299,003
Santander Holdings USA, Inc./PA 3.45%, 8/27/18	130	135,136
Standard Chartered PLC 4.00%, 7/12/22(a)	245	251,769
State Street Corp. 4.956%, 3/15/18	240	259,302
SunTrust Bank/Atlanta GA 7.25%, 3/15/18	145	167,096
Synchrony Financial 2.70%, 2/03/20	110	110,226
Wells Fargo & Co. 1.25%, 7/20/16	270	271,578
4.65%, 11/04/44	110	112,305
Series N 2.15%, 1/30/20	225	224,970
Zions BanCorp. 4.50%, 6/13/23	13	13,509

		9,393,166

Brokerage – 0.3%
TD Ameritrade Holding Corp. 2.95%, 4/01/22	115	116,258

Finance – 1.7%
GE Capital Trust I 6.375%, 11/15/67	170	185,725
General Electric Capital Corp. 5.875%, 1/14/38	140	181,860
HSBC Finance Capital Trust IX 5.911%, 11/30/35	370	376,549

		744,134

Insurance – 9.3%
Allstate Corp. (The) 3.15%, 6/15/23	200	206,279
American International Group, Inc. 6.40%, 12/15/20	285	341,975
8.175%, 5/15/58	65	90,025
Anthem, Inc. 7.00%, 2/15/19	255	298,897
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. 6.375%, 9/01/24(a)	200	213,641

AB CORPORATE INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Assurant, Inc. 2.50%, 3/15/18	$105	$106,705
Cigna Corp. 4.00%, 2/15/22	175	189,121
7.875%, 5/15/27	65	89,269
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)	42	58,279
Hartford Financial Services Group, Inc. (The) 5.375%, 3/15/17	190	203,361
5.50%, 3/30/20	100	114,229
6.10%, 10/01/41	45	57,035
Humana, Inc. 7.20%, 6/15/18	180	208,187
Lincoln National Corp. 3.35%, 3/09/25	115	115,228
4.85%, 6/24/21	200	223,009
8.75%, 7/01/19	82	102,870
Markel Corp. 7.125%, 9/30/19	59	69,854
MetLife Capital Trust IV 7.875%, 12/15/37(a)	150	198,750
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	90	141,109
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)	110	111,381
Principal Financial Group, Inc. 1.85%, 11/15/17	170	171,563
Progressive Corp. (The) 6.70%, 6/15/37	112	117,670
Prudential Financial, Inc. 4.50%, 11/15/20	39	43,157
5.625%, 6/15/43	200	213,500
Series B 5.75%, 7/15/33	135	157,448
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)	140	141,379
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26	90	114,640
XLIT Ltd. 6.25%, 5/15/27	75	92,395

		4,190,956

REITS – 7.0%
Alexandria Real Estate Equities, Inc. 3.90%, 6/15/23	100	101,964
Boston Properties LP 3.125%, 9/01/23	200	200,271
DDR Corp. 9.625%, 3/15/16	105	112,527

18	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

EPR Properties 5.25%, 7/15/23	$175	$187,352
Essex Portfolio LP 3.25%, 5/01/23	56	55,782
3.375%, 1/15/23	125	125,402
HCP, Inc. 4.20%, 3/01/24	150	155,511
6.70%, 1/30/18	160	180,588
Health Care REIT, Inc. 2.25%, 3/15/18	107	108,414
5.25%, 1/15/22	140	156,375
Healthcare Trust of America Holdings LP 3.70%, 4/15/23	140	139,085
Hospitality Properties Trust 5.00%, 8/15/22	210	223,748
Kimco Realty Corp. 6.875%, 10/01/19	70	82,722
Mid-America Apartments LP 3.75%, 6/15/24	115	116,947
Omega Healthcare Investors, Inc. 4.50%, 1/15/25(a)	108	109,605
Realty Income Corp. 5.75%, 1/15/21	210	240,618
Trust F/1401 5.25%, 12/15/24(a)	230	243,800
Ventas Realty LP / Ventas Capital Corp. 2.00%, 2/15/18	216	218,247
Vornado Realty LP 5.00%, 1/15/22	215	236,434
Washington Real Estate Investment Trust 4.95%, 10/01/20	140	153,213

		3,148,605

		17,593,119

Utility – 2.6%
Electric – 2.3%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36	150	191,853
CMS Energy Corp. 6.25%, 2/01/20	165	193,185
Consolidated Edison Co. of New York, Inc. 4.45%, 6/15/20	100	111,199
Series 07-A 6.30%, 8/15/37	30	39,759
Empresa Nacional de Electricidad SA/Chile 4.25%, 4/15/24	33	34,483
Exelon Generation Co. LLC 4.25%, 6/15/22	150	157,222
Jersey Central Power & Light Co. 4.70%, 4/01/24(a)	56	60,897

AB CORPORATE INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pacific Gas & Electric Co. 4.50%, 12/15/41	$50	$54,447
PacifiCorp 6.00%, 1/15/39	70	92,715
Potomac Electric Power Co. 6.50%, 11/15/37	65	90,293
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)	15	15,501

		1,041,554

Natural Gas – 0.3%
AGL Capital Corp. 5.25%, 8/15/19	105	117,589

		1,159,143

Total Corporates – Investment Grade (cost $38,835,435)		40,205,543

GOVERNMENTS – TREASURIES – 5.1%
United States – 5.1%
U.S. Treasury Bonds 3.00%, 11/15/44	120	126,272
3.125%, 2/15/42	660	709,964
3.625%, 8/15/43-2/15/44	770	906,774
4.625%, 2/15/40	195	263,448
U.S. Treasury Notes 1.375%, 5/31/20	180	179,297
2.25%, 11/15/24	95	96,759

Total Governments – Treasuries (cost $1,996,310)		2,282,514

QUASI-SOVEREIGNS – 1.6%
Quasi-Sovereign Bonds – 1.6%
Mexico – 1.6%
Comision Federal de Electricidad 5.75%, 2/14/42(a)	200	219,000
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23	372	364,450
4.875%, 1/24/22	45	47,587
5.50%, 6/27/44(a)	15	14,798
6.625%, 6/15/35	70	78,890

Total Quasi-Sovereigns (cost $699,489)		724,725

CORPORATES – NON-INVESTMENT GRADE – 1.0%
Industrial – 0.4%
Basic – 0.2%
Commercial Metals Co. 7.35%, 8/15/18	80	86,800

20	• AB CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 0.2%
Transocean, Inc. 6.375%, 12/15/21	$45	$39,656
6.50%, 11/15/20	50	44,563

		84,219

		171,019

Financial Institutions – 0.3%
Banking – 0.2%
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)	100	106,807

Finance – 0.1%
Navient Corp. 4.875%, 6/17/19	46	45,885

		152,692

Utility – 0.3%
Electric – 0.3%
FirstEnergy Transmission LLC 4.35%, 1/15/25(a)	115	121,326

Total Corporates – Non-Investment Grade (cost $444,985)		445,037

	Shares
PREFERRED STOCKS – 0.8%
Financial Institutions – 0.8%
Banking – 0.4%
US Bancorp/MN 6.00%	6,550	176,850

Insurance – 0.4%
Allstate Corp. (The) 5.10%	6,950	181,743

Total Preferred Stocks (cost $360,042)		358,593

	Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 0.3%
Brazil – 0.1%
Petrobras Global Finance BV 5.375%, 1/27/21	$50	47,990

AB CORPORATE INCOME SHARES •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colombia – 0.2%
Ecopetrol SA 5.875%, 9/18/23	$77	$83,641

Total Governments – Sovereign Agencies (cost $130,068)		131,631

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Poland – 0.2%
Poland Government International Bond 4.00%, 1/22/24 (cost $99,279)	100	108,803

SHORT-TERM INVESTMENTS – 2.6%
Time Deposit – 2.6%
State Street Time Deposit 0.01%, 5/01/15 (cost $1,173,628)	1,174	1,173,628

Total Investments – 101.1% (cost $43,739,236)		45,430,474
Other assets less liabilities – (1.1)%		(491,866)

Net Assets – 100.0%		$44,938,608

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$320	5/02/34	3 Month LIBOR	3.363%	$52,153
Citigroup Global Markets, Inc./(CME Group)	60	11/04/44	3 Month LIBOR	3.049%	7,715
Citigroup Global Markets, Inc./(CME Group)	60	5/05/45	3 Month LIBOR	2.562%	463
Morgan Stanley & Co., LLC/(CME Group)	770	11/29/23	2.793%	3 Month LIBOR	(56,865)
Morgan Stanley & Co., LLC/(CME Group)	345	1/28/24	2.861%	3 Month LIBOR	(26,019)

					$(22,553)

22	• AB CORPORATE INCOME SHARES

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00%	0.50%	$121	$2,619	$(1,354)	$3,973

*	Termination date

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$600	6/10/43	3 Month LIBOR	3.191%	$92,357
JPMorgan Chase Bank	350	6/10/33	3 Month LIBOR	3.027%	36,495

					$128,852

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the aggregate market value of these securities amounted to $4,257,100 or 9.5% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

Glossary:

CME – Chicago Mercantile Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

AB CORPORATE INCOME SHARES •	23

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2015

Assets
Investments in securities, at value (cost $43,739,236)	$45,430,474
Cash	5,730
Cash collateral due from broker	62,560
Interest receivable	507,742
Receivable for investment securities sold	340,705
Unrealized appreciation on interest rate swaps	128,852
Receivable for shares of beneficial interest sold	41,208
Receivable for variation margin on exchange-traded derivatives	17,104
Unrealized appreciation on credit default swaps	3,973

Total assets	46,538,348

Liabilities
Payable for investment securities purchased	1,249,162
Payable for shares of beneficial interest redeemed	202,626
Dividends payable	134,848
Payable for terminated centrally cleared interest rate swaps	11,750
Upfront premium received on credit default swaps	1,354

Total liabilities	1,599,740

Net Assets	$44,938,608

Composition of Net Assets
Shares of beneficial interest, at par	$40
Additional paid-in capital	43,829,456
Undistributed net investment income	62,641
Accumulated net realized loss on investment transactions	(755,039)
Net unrealized appreciation on investments	1,801,510

$44,938,608

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 3,956,622 common shares outstanding)	$11.36

See notes to financial statements.

24	• AB CORPORATE INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Investment Income
Interest	$1,661,789
Dividends	19,605
Other income	1,438

Total investment income		$1,682,832

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		473,115
Swaps		(65,658)
Net change in unrealized appreciation/depreciation of:
Investments		308,770
Swaps		153,229

Net gain on investment transactions		869,456

Net Increase in Net Assets from Operations		$2,552,288

See notes to financial statements.

AB CORPORATE INCOME SHARES •	25

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,682,832	$1,757,491
Net realized gain on investment transactions	407,457	2,158
Net change in unrealized appreciation/depreciation of investments	461,999	(983,305)

Net increase in net assets from operations	2,552,288	776,344
Dividends to Shareholders from
Net investment income	(1,671,364)	(1,755,639)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(1,931,634)	4,169,590

Total increase (decrease)	(1,050,710)	3,190,295
Net Assets
Beginning of period	45,989,318	42,799,023

End of period (including undistributed net investment income of $62,641 and $81,883, respectively)	$44,938,608	$45,989,318

See notes to financial statements.

26	• AB CORPORATE INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. Prior to January 20, 2015, the Trust was known as AllianceBernstein Corporate Shares. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares (the “Portfolio”), AB Municipal Income Shares and AB Taxable Multi-Sector Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares. Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Corporate Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are

AB CORPORATE INCOME SHARES •	27

Notes to Financial Statements

valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued

28	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB CORPORATE INCOME SHARES •	29

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2015:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$40,205,543		$	– 0	–	$40,205,543
Governments – Treasuries		– 0	–	2,282,514			– 0	–	2,282,514
Quasi-Sovereigns		– 0	–	724,725			– 0	–	724,725
Corporates – Non-Investment Grade		– 0	–	445,037			– 0	–	445,037
Preferred Stocks		358,593		– 0	–		– 0	–	358,593
Governments – Sovereign Agencies		– 0	–	131,631			– 0	–	131,631
Governments – Sovereign Bonds		– 0	–	108,803			– 0	–	108,803
Short-Term Investments		– 0	–	1,173,628			– 0	–	1,173,628

Total Investments in Securities		358,593		45,071,881			– 0	–	45,430,474
Other Financial Instruments*:
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	60,331			– 0	–	60,331	#
Credit Default Swaps		– 0	–	3,973			– 0	–	3,973
Interest Rate Swaps		– 0	–	128,852			– 0	–	128,852
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(82,884)			– 0	–	(82,884	)#

Total^		$358,593		$45,182,153		$	– 0	–	$45,540,746

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

30	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB CORPORATE INCOME SHARES •	31

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio, and a fee paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$16,673,075	$18,255,686
U.S. government securities	1,644,286	1,313,346

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$43,771,207

Gross unrealized appreciation	$1,824,341
Gross unrealized depreciation	(165,074)

Net unrealized appreciation	$1,659,267

32	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants

AB CORPORATE INCOME SHARES •	33

Notes to Financial Statements

(“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

34	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

During the year ended April 30, 2015, the Portfolio held interest rate swaps contracts for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended April 30, 2015, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied

AB CORPORATE INCOME SHARES •	35

Notes to Financial Statements

spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

36	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

At April 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$60,331	*	Receivable/Payable for variation margin on exchange-traded derivatives	$82,884	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	128,852

Credit contracts	Unrealized appreciation on credit default swaps	3,973

Total		$193,156			$82,884

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended April 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(67,002)	$149,256

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,344	3,973

Total		$(65,658)	$153,229

AB CORPORATE INCOME SHARES •	37

Notes to Financial Statements

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended April 30, 2015:

Interest Rate Swaps:
Average notional amount	$1,434,615
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,074,231
Credit Default Swaps:
Average notional amount of sale contracts	$120,934

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$22,026	$	– 0	–	$	– 0	–	$	– 0	–		$22,026

Total	$22,026	$	– 0	–	$	– 0	–	$	– 0	–		$22,026

OTC Derivatives:
Credit Suisse International	$2,619	$	– 0	–	$	– 0	–	$	– 0	–		$2,619
Deutsche Bank AG	92,357		– 0	–		– 0	–		– 0	–		92,357
JPMorgan Chase Bank	36,495		– 0	–		– 0	–		– 0	–		36,495

Total	$131,471	$	– 0	–	$	– 0	–	$	– 0	–		$131,471	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$4,922	$	– 0	–		$(4,922)		$	– 0	–	$	– 0	–

Total	$4,922	$	– 0	–		$(4,922)		$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at April 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

38	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014

Class A
Shares sold	425,490	1,360,531	$4,856,525	$14,748,542

Shares redeemed	(602,104)	(976,510)	(6,788,159)	(10,578,952)

Net increase (decrease)	(176,614)	384,021	$(1,931,634)	$4,169,590

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

AB CORPORATE INCOME SHARES •	39

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2015 and April 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,671,364	$1,755,639

Total distributions paid	$1,671,364	$1,755,639

As of April 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$207,343
Accumulated capital and other losses	(723,068	)(a)
Unrealized appreciation/(depreciation)	1,759,685	(b)

Total accumulated earnings/(deficit)	$1,243,960	(c)

(a)

On April 30, 2015, the Portfolio had a capital loss carryforward of $723,068. During the fiscal year, the Portfolio utilized $439,530 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of April 30, 2015, the Portfolio had a net short-term capital loss carryforward of $723,068 which will expire in 2018.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and swap clearing fees resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

40	• AB CORPORATE INCOME SHARES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.13	$ 11.42	$ 10.83	$ 10.59	$ 10.30

Income From Investment Operations
Net investment income(a)	.43	.42	.43	.46	.54
Net realized and unrealized gain (loss) on investment transactions	.22	(.29)	.59	.27	.29

Net increase in net asset value from operations	.65	.13	1.02	.73	.83

Less: Dividends
Dividends from net investment income	(.42)	(.42)	(.43)	(.49)	(.54)

Net asset value, end of period	$ 11.36	$ 11.13	$ 11.42	$ 10.83	$ 10.59

Total Return
Total investment return based on net asset value(b)	5.94%*	1.31%*	9.53%*	7.02%	8.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,939	$45,989	$42,799	$46,848	$29,520
Ratio to average net assets of:
Net investment income	3.76%	3.89%	3.79%	4.42%	5.20%
Portfolio turnover rate.	42%	61%	89%	91%	33%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended April 30, 2015, April 30, 2014 and April 30, 2013 by 0.01%, 0.05% and 0.03%, respectively.

See notes to financial statements.

AB CORPORATE INCOME SHARES •	41

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Corporate Income Shares:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Corporate Income Shares, formerly AllianceBernstein Corporate Income Shares (the “Portfolio”), one of the series constituting AB Corporate Shares, formerly AllianceBernstein Corporate Shares, as of April 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Corporate Income Shares of AB Corporate Shares at April 30, 2015, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 26, 2015

42	• AB CORPORATE INCOME SHARES

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended April 30, 2015. For corporate shareholders, 1.18% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 81.62% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended April 30, 2015, the Portfolio designates $19,605 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB CORPORATE INCOME SHARES •	43

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President Shawn E. Keegan(2), Vice President	Ashish C. Shah(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Corporate Income Shares Investment Team. Messrs. Shawn E. Keegan and Ashish C. Shah are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

44	• AB CORPORATE INCOME SHARES

Board of Trustees

TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustees is set forth below.

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	120	None

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Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	120	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2004)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	120	None

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Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	120	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 82 (2004)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	120	None

AB CORPORATE INCOME SHARES •	47

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	120	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	120	None

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Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	120	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	120	None

AB CORPORATE INCOME SHARES •	49

Trustees and Officers Information

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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Trustees and Officers Information

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Douglas J. Peebles 49	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Shawn E. Keegan 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Ashish C. Shah 44	Vice President

Senior Vice President and Head of Global Credit at AllianceBernstein with which he has been associated since May, 2010, and Chief Diversity Officer since 2014. Previously, he was a Managing Director and Head of Global Credit Strategy at Barclays Capital since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS,** with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer

Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB CORPORATE INCOME SHARES •	51

Trustees and Officers Information

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AB Corporate Shares (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Portfolio”) at a meeting held on November 3-6, 2014.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

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The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee or expense reimbursement from the Portfolio, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes. The trustees noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2012 or 2013.

AB CORPORATE INCOME SHARES •	53

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2014 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Portfolio as compared with that of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays U.S. Credit Bond Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2014, and (in the case of comparisons with the Index) the period since inception (December 2006 inception). The trustees noted that, on a gross return basis, the Portfolio was in the 2nd quintile of the Performance Universe for the 1- and 3-year periods, and in the 3rd quintile of the Performance Universe for the 5-year period. The Portfolio outperformed the Index in all periods. The trustees were cognizant that the Portfolio was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Portfolio. The trustees had asked the Adviser to provide information showing the weighting of the Portfolio in representative SMAs and the overall performance of those SMAs versus their stated benchmarks. The materials provided to the trustees in respect of the Portfolio included its weighting in the AllianceBernstein Strategic Research Balanced SMA and the performance of that SMA relative to a blended index consisting of 50% Standard & Poor’s 500 Index and 50% Barclays Capital Government/Credit Index (the “BCG/CI”) and against the BCG/CI. The trustees noted that the SMA showed generally favorable performance relative to its two benchmarks. Based on their review, the trustees concluded that the Portfolio’s relative performance was satisfactory.

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Lipper showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Portfolio. The trustees reviewed the

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fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Portfolio paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser. Based on their review, the trustees concluded that the advisory arrangements for the Portfolio, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The Adviser informed the trustees that there were no institutional products managed by it that have a substantially similar investment style.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by each of the current Sponsors declines at a breakpoint based on total assets managed by the Adviser for the Sponsors.

AB CORPORATE INCOME SHARES •	55

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Corporate Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Trustees on November 4-6, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.”

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adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of providers of separately managed accounts (“SMAs”).4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2014 are set forth below:

Portfolio	9/30/14 Net Assets ($MM)
Corporate Income Shares	$ 43.7

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing

3	Jones v. Harris at 1427.

4	The wrap program providers that offer SMAs currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed by it, which would include assets of Corporate Income Shares.

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services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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companies for similar services by other investment advisers.6, 7 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.8

The Portfolio does not pay an advisory fee to the Adviser since the SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the wrap program providers whose SMA clients invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2013, was calculated using a weighted average of the profitability of the relevant SMA assets, in addition to any fund specific revenue or expense items.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG peers includes two BBB-rated Corporate Debt Funds (“BBB”), three Multi-Sector Income Fund (“MSI”), one Short-Intermediate Investment Grade Debt Fund (“SII”), three General Bond Funds (“GB”), two Core Bond Funds (“IID”), one General & Insured Municipal Debt Fund (“GM”), one Inflation-Protected Bond Fund (“IUT”), two Global Income Funds (“GLI”) and one Intermediate Municipal Debt Fund (“IMD”). The Portfolio is classified by Lipper as an A-rated Corporate Debt Fund (“A”).

8	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

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AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli9 study on advisory fees and various fund characteristics.10 The independent consultant first reiterated the results of his

9	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

10	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

60	• AB CORPORATE INCOME SHARES

previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.11 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1,3 and 5 year gross performance returns and rankings of the Portfolio relative to its Lipper Performance Universe (“PU”)12 for the period ended July 31, 2014:

	Portfolio Return (%)	PU Median (%)	PU Rank
Corporate Income Shares
1 year	8.36	6.99	4/11
3 year	5.61	5.11	4/11
5 year	8.69	7.16	4/9

11	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

12	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

AB CORPORATE INCOME SHARES •	61

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolio (in bold)13 versus its benchmark.14 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.15

	Periods Ending July 31, 2014 Annualized Net Performance
	Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Corporate Income Shares	8.36	5.61	8.69	6.84	4.36	1.24	5
Barclays Capital U.S. Credit Index	6.64	5.03	6.84	5.98	4.06	1.19	5
Inception Date: December 11, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

13	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

14	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

15	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

62	• AB CORPORATE INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB CORPORATE INCOME SHARES •	63

AB Family of Funds

NOTES

64	• AB CORPORATE INCOME SHARES

NOTES

AB CORPORATE INCOME SHARES •	65

NOTES

66	• AB CORPORATE INCOME SHARES

NOTES

AB CORPORATE INCOME SHARES •	67

NOTES

68	• AB CORPORATE INCOME SHARES

AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIS-0151-0415

APR    04.30.15

ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

June 15, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Municipal Income Shares (the “Fund”) for the annual reporting period ended April 30, 2015. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Municipal Income Shares to AB Municipal Income Shares.

Investment Objectives and Policies

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk. The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax (“AMT”) for certain taxpayers.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the judgment of the Adviser, would be lower-rated securities if rated. The Fund may invest in fixed income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2015.

The Fund outperformed its benchmark for both periods. The Fund is used generally to provide exposure to lower-rated municipal bonds within separately managed account strategies. As such, the Fund is overweight lower-rated bonds relative to the broad municipal market, as represented by the benchmark. This positioning resulted in the Fund outperforming the benchmark over both periods, as lower-rated bonds generally outperformed. In addition, for the six-month period, security selection in the industrials, health care,

AB MUNICIPAL INCOME SHARES •	1

special tax and education sectors contributed, as did an overweight in the health care sector, relative to the benchmark. Security selection in the local general obligation sector detracted. For the 12-month period, security selection in the health care, education, special tax and transportation sectors contributed to returns, as did an overweight in the health care sector. Security selection in the power and local general obligation sectors detracted.

The Fund’s use of derivatives in the form of credit default swaps for investment purposes, and purchased options for hedging purposes, had no material impact on absolute performance during either period.

Market Review and Investment Strategy

Bond markets experienced substantial volatility during the 12-month period ended April 30, 2015. Oil prices plunged, prompting concerns about global economic growth and deflation in many oil-producing regions. So far in 2015, more than 20 central banks worldwide have eased monetary policy and several have engaged in some form of quantitative easing. In response, 10-year Treasury yields fell 29 basis points (“bps”) during the six-month period and 50 bps over the 12-month period. High-grade municipal yields rose slightly, by 5 bps for the six-month period and declined by 32 bps over the 12-month period. While long-maturity bond yields have fallen, the market has also started to anticipate an increase in the U.S. Federal Funds target rate; consequently, short-maturity municipal yields rose over both periods. Investor demand for municipals has remained positive, but new supply also increased as municipal issuers sold bonds to lower their interest costs by refinancing existing bonds.

Mid-grade and high-yield municipal bonds outperformed comparable high-grade credits as investors seemed to view lower oil prices and easy monetary policy globally to be ultimately beneficial to the health of the U.S. economy.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been prerefunded or escrowed to maturity were 1.88% and 0.00%, respectively.

2	• AB MUNICIPAL INCOME SHARES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MUNICIPAL INCOME SHARES •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

4	• AB MUNICIPAL INCOME SHARES

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Municipal Income Shares	2.95%	9.73%

Barclays Municipal Bond Index	1.17%	4.80%

GROWTH OF A $10,000 INVESTMENT IN THE FUND

9/1/2010* TO 4/30/2015 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Income Shares (from 9/1/2010* to 4/30/2015) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2010.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB MUNICIPAL INCOME SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2015 (unaudited)
NAV Returns

1 Year	9.73%
Since Inception*	7.72%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns

1 Year	12.81%
Since Inception*	7.96%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% (excluding interest expense of 0.01%) because the Adviser does not charge any fees or expenses and reimburses or pays for Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/1/2010.

6	• AB MUNICIPAL INCOME SHARES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,029.50	$0.05	0.01%
Hypothetical**	$1,000	$1,024.74	$0.05	0.01%
*	Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

AB MUNICIPAL INCOME SHARES •	7

Expense Example

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $634.7

*	All data are as of April 30, 2015. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

8	• AB MUNICIPAL INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.9%
Long-Term Municipal Bonds – 92.0%
Alabama – 3.0%
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 5.00%, 1/01/24	$2,000	$2,013,900
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	11,645	13,062,197
Cullman County Health Care Authority (Cullman Regional Medical Center, Inc.) Series 2009A 7.00%, 2/01/36	400	433,880
Selma Industrial Development Board (International Paper Co.) Series 2010A 5.80%, 5/01/34	200	230,572
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2012 5.00%, 12/01/31	3,000	3,344,040

		19,084,589

Alaska – 0.0%
City of Koyukuk AK (Tanana Chiefs Conference) Series 2011 7.75%, 10/01/41	100	112,511

Arizona – 1.6%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.10%, 10/01/22	200	203,162
5.20%, 10/01/37	5,070	4,943,351
Downtown Phoenix Hotel Corp. (Downtown Phoenix Hotel Corp. Hotel Occupancy Tax) FGIC Series 2005A 5.00%, 7/01/40	150	150,413
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2014 5.00%, 7/01/44(a)	2,975	3,056,217
Mohave County Industrial Development Authority (Mohave Prison LLC) Series 2008 8.00%, 5/01/25	100	115,329

AB MUNICIPAL INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	$100	$115,080
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	150	170,948
University of Arizona Series 2014 5.00%, 8/01/33	1,000	1,138,650

		9,893,150

California – 6.8%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	100	115,135
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/31	1,460	1,665,101
Bay Area Toll Authority Series 2013S 5.00%, 4/01/27	1,000	1,166,600
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/42	100	107,558
California Municipal Finance Authority Series 2011B 7.75%, 4/01/21 (Pre-refunded/ETM)	85	108,489
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32	1,000	1,092,140
Series 2014 5.00%, 1/01/35	1,335	1,316,016
California Municipal Finance Authority (Partnerships Uplift Cmnty Proj) Series 2012A 5.30%, 8/01/47	1,025	1,055,320
California Municipal Finance Authority (Rocketship Education) Series 2014A 7.00%, 6/01/34	1,200	1,357,596
7.25%, 6/01/43	2,075	2,344,875

10	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43	$765	$834,171
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	10,650	11,505,940
California School Finance Authority (Partnerships Uplift Cmnty Valley Proj) Series 2014A 6.40%, 8/01/34	3,000	3,380,130
California School Finance Authority (TRI Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	745	804,466
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	530	573,767
California Statewide Communities Development Authority (Front Porch Communities & Services) Series 2007A 5.125%, 4/01/37(a)	100	102,188
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44	1,200	1,214,304
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41	100	120,890
California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	140	160,805
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 6.00%, 10/01/47	250	268,018
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	100	123,036
City of San Jose CA Airport Revenue AMBAC Series 2007A 5.00%, 3/01/37	100	104,204

AB MUNICIPAL INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47	$5,695	$4,517,673
Los Angeles CA Dept Wtr Pwr 5.00%, 7/01/31(b)	1,000	1,150,730
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/31	1,000	1,095,810
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	1,450	1,592,390
Series 2014B 5.25%, 1/15/44	1,000	1,087,000
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36-12/01/43	1,685	1,635,475
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.) Series 2006A1-SNR 5.125%, 6/01/46	1,500	1,245,030
Univ of California CA Revenues 5.00%, 5/15/33(b)	1,000	1,146,340

		42,991,197

Colorado – 2.5%
Colorado Educational & Cultural Facilities Authority (Skyview Academy) Series 2014 5.125%, 7/01/34(a)	775	802,729
5.375%, 7/01/44(a)	1,360	1,410,157
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,910	6,515,598
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	2,910	3,087,626
E-470 Public Highway Authority Series 2010C 5.375%, 9/01/26	1,000	1,148,310
Foothills Metropolitan District Series 2014 6.00%, 12/01/38	1,000	1,060,380

12	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Park Creek Metropolitan District Series 2005 5.50%, 12/01/37	$200	$203,812
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/40	1,500	1,569,375
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	200	227,928

		16,025,915

Connecticut – 1.1%
State of Connecticut Series 2013E 5.00%, 8/15/31(b)	1,000	1,144,020
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/31	5,000	5,693,950

		6,837,970

Delaware – 0.6%
Delaware State Economic Development Authority (Delaware Military Academy, Inc.) Series 2014 5.00%, 9/01/44-9/01/49	2,440	2,578,917
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	1,310	1,377,125

		3,956,042

District of Columbia – 0.2%
District of Columbia (Center for Strategic International Studies, Inc.) Series 2011 6.625%, 3/01/41	100	115,132
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	1,420	1,483,616

		1,598,748

Florida – 9.7%
Alachua County Health Facilities Authority (Bonita Springs Retirement Village, Inc.) Series 2011A 8.125%, 11/15/46	100	116,062

AB MUNICIPAL INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Alachua County Health Facilities Authority (East Ridge Retirement Village, Inc.) Series 2014 6.25%, 11/15/44	$1,100	$1,205,809
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida) Series 2012A 8.00%, 10/01/46	435	542,162
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	1,000	1,086,310
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,000	1,103,420
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41	3,200	3,042,912
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	6,725	7,956,751
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	2,350	2,479,272
City of Tampa FL Solid Waste System Revenue Series 2013 5.00%, 10/01/21	3,000	3,475,950
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(a)	2,000	2,261,600
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	10,000	11,116,700
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35-6/01/45(a)	2,900	2,972,570
Lakewood Ranch Stewardship District Series 2015 4.875%, 5/01/45	1,400	1,384,362
Marshall Creek Community Development District Series 2015A 5.00%, 5/01/32	1,685	1,716,846

14	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Martin County Health Facilities Authority (Martin Memorial Medical Center) Series 2012 5.50%, 11/15/32-11/15/42	$1,950	$2,165,655
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	1,150	1,172,759
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	2,885	3,223,786
Miami-Dade County Expressway Authority Series 2014A 5.00%, 7/01/34	4,000	4,479,680
Mid-Bay Bridge Authority Series 2011A 7.25%, 10/01/40	300	381,612
Palm Beach County Health Facilities Authority Series 2007 5.875%, 11/15/17 (Pre-refunded/ETM)	100	112,459
Palm Beach County Health Facilities Authority (Sinai Residences of Boca Raton Project) Series 2014A 7.50%, 6/01/49	200	227,660
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/24	3,000	3,583,830
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 5.625%, 4/01/43	3,765	4,181,409
Volusia County School Board COP Series 2014B 5.00%, 8/01/31	1,625	1,835,080

		61,824,656

Georgia – 0.6%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	1,390	1,575,370
Series 2014A 5.00%, 1/01/33	1,820	2,067,375

		3,642,745

AB MUNICIPAL INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Idaho – 0.4%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014A 8.00%, 10/01/44	$2,050	$2,171,504
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	200	239,892

		2,411,396

Illinois – 8.0%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	4,300	3,979,306
Series 2015C 5.25%, 12/01/39	1,075	1,031,978
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AGC Series 2008 5.00%, 6/01/18	1,170	1,270,784
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(c)	1,050	995,054
Illinois Finance Authority (Ascension Health Credit Group) Series 2012A 5.00%, 11/15/42	3,600	3,934,620
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40	3,000	3,185,670
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/19-4/01/36	465	467,912
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	400	432,704
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.75%, 5/15/46	2,010	2,102,018
Illinois Finance Authority (Park Place of Elmhurst) Series 2010A 8.00%, 5/15/20	430	257,867
8.125%, 5/15/40	975	582,904
8.25%, 5/15/45	2,350	1,404,947

16	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010B 7.75%, 5/15/20	$305	$182,902
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	3,500	3,464,790
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	4,750	5,192,890
Illinois Finance Authority (UNO Charter School Network, Inc.) Series 2011A 7.125%, 10/01/41	100	113,807
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	6,700	7,836,789
State of Illinois Series 2012 5.00%, 8/01/21-3/01/31	11,760	13,018,932
Series 2014 5.00%, 5/01/35	1,370	1,424,293

		50,880,167

Indiana – 2.0%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.125%, 8/15/27	1,000	1,113,290
5.50%, 8/15/40-8/15/45	3,020	3,302,735
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	1,000	1,085,590
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40-7/01/48	6,980	7,456,028

		12,957,643

Iowa – 0.3%
Iowa Finance Authority (Alcoa, Inc.) Series 2012 4.75%, 8/01/42	725	754,217
Iowa Tobacco Settlement Authority Series 2005C 5.625%, 6/01/46	1,110	1,012,520

		1,766,737

AB MUNICIPAL INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 1.7%
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	$1,685	$1,718,919
5.50%, 11/15/45	1,000	1,025,360
Kentucky Economic Development Finance Authority (Owensboro Medical Health System, Inc.) Series 2010A 6.00%, 6/01/30	200	228,536
6.375%, 6/01/40	1,525	1,751,539
6.50%, 3/01/45	1,000	1,146,790
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/42	4,745	5,146,996

		11,018,140

Louisiana – 1.7%
Jefferson Parish Hospital Service District No 2 Series 2011 6.375%, 7/01/41	2,130	2,489,480
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.00%, 11/15/35	2,100	2,101,575
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2010A 6.00%, 10/01/44	400	471,028
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39	2,750	3,005,695
Series 2014A 7.50%, 7/01/23	1,250	1,281,937
Port New Orleans Board of Commissioners Series 2013B 5.00%, 4/01/29-4/01/31	1,540	1,689,070

		11,038,785

Maine – 0.2%
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	1,000	1,204,350

18	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Maryland – 0.2%
City of Westminster MD (Lutheran Village at Miller’s Grant) Series 2014D 3.875%, 7/01/19	$1,125	$1,156,061

Massachusetts – 1.2%
Massachusetts Development Finance Agency (Lowell General Hospital) Series 2013G 5.00%, 7/01/37	2,550	2,742,372
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	745	781,602
Massachusetts Development Finance Agency (North Hill Communities, Inc. Obligated Group) Series 2013B 4.50%, 11/15/18(a)	4,108	4,112,519

		7,636,493

Michigan – 6.4%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/32	4,400	4,679,664
5.25%, 7/01/39	2,575	2,763,490
City of Detroit MI Water Supply System Revenue Series 2011C 5.00%, 7/01/41	1,060	1,087,009
Detroit City School District Series 2012A 5.00%, 5/01/31	120	130,996
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) Series 2014C 5.00%, 7/01/17-7/01/18	2,000	2,173,630
Series 2014C-1 5.00%, 7/01/44	1,750	1,837,867
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/29-7/01/34	2,100	2,289,019
Michigan Finance Authority (Detroit City School District) Series 2014E 2.85%, 8/20/15	3,700	3,714,948

AB MUNICIPAL INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	$2,000	$2,215,020
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/31-7/01/33	7,950	8,664,408
Michigan State Hospital Finance Authority (Henry Ford Health System Obligated Group) Series 2006A 5.25%, 11/15/32-11/15/46	300	315,860
Michigan State Hospital Finance Authority (Presbyterian Villages of Michigan Obligated Group) Series 2005 5.50%, 11/15/35	1,750	1,749,842
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	2,450	2,341,269
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	2,000	2,061,280
Michigan Tobacco Settlement Finance Authority
Series 2007A 6.00%, 6/01/48	5,775	4,848,401

		40,872,703

Missouri – 0.6%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	100	108,295
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/31	3,240	3,649,277

		3,757,572

Nebraska – 0.5%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/32-9/01/42	2,975	3,264,248

20	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 0.0%
City of Reno NV (Renown Regional Medical Center, Inc.) Series 2007A 5.25%, 6/01/41	$130	$138,042

New Hampshire – 0.5%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	2,940	3,066,508

New Jersey – 4.3%
Gloucester County Pollution Control Financing Authority (Logan Cogen Proj) Series 2014A 5.00%, 12/01/24	1,000	1,128,030
New Jersey Economic Development Authority Series 2014U 5.00%, 6/15/21	3,500	3,877,790
New Jersey Economic Development Authority (Lions Gate Project) Series 2014 5.25%, 1/01/44	3,600	3,703,140
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	735	776,851
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	2,850	3,128,701
Series 2000B 5.625%, 11/15/30	2,075	2,376,705
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	100	108,786
New Jersey State Turnpike Authority Series 2013A 5.00%, 1/01/27-1/01/32	3,500	3,979,325
New Jersey Transportation Trust Fund Authority Series 2014A 5.00%, 6/15/38	1,000	1,045,360
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41	9,650	7,493,418

		27,618,106

AB MUNICIPAL INCOME SHARES •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Mexico – 0.2%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	$1,060	$1,063,646

New York – 9.1%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/34	2,000	2,138,720
Build NYC Resource Corp. (South Bronx Charter School for International Cultures & The Arts) Series 2013A 5.00%, 4/15/43	1,900	1,891,431
City of Newburgh NY Series 2012A 5.625%, 6/15/34	245	268,307
Metropolitan Transportation Authority Series 2013B 5.00%, 11/15/27	5,125	5,932,905
Series 2013E 5.00%, 11/15/32	4,425	4,987,152
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(b)	190	218,692
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32	75	74,477
6.70%, 1/01/49	454	443,976
Series 2014B 5.50%, 7/01/20	908	910,939
Series 2014C 2.00%, 1/01/49	514	41,102
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital) Series 2012 5.00%, 7/01/37	300	323,133
New York City Industrial Development Agency (American Airlines, Inc.) Series 2005 7.75%, 8/01/31	100	108,478
New York City Water & Sewer System Series 2014E 5.00%, 6/15/36	1,900	2,152,320

22	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.00%, 11/15/44(a)	$2,900	$3,011,302
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	100	106,252
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/35	1,325	1,550,396
New York NY GO Series 2013A-1 5.00%, 10/01/28(b)	500	582,180
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2015A 5.00%, 3/15/35	2,250	2,573,730
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 0.091%, 10/01/36(d)	3,200	2,939,331
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/37	2,000	2,231,960
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46	1,125	1,132,279
Otsego County Capital Resource Corp. (Hartwick College) Series 2015A 5.00%, 10/01/30-10/01/35	4,435	4,810,960
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/34	3,900	4,288,635
Series 2013178 5.00%, 12/01/33	5,000	5,594,400
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28-11/15/29(b)	1,950	2,286,174
Ulster County Capital Resource Corp. (Kingston Regional Senior Living Corp.) Series 2014A 7.50%, 9/15/44(a)(e)	360	269,626

AB MUNICIPAL INCOME SHARES •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2014B 7.00%, 9/15/44(a)	$410	$430,463
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	35	35,438
6.00%, 9/15/27-9/15/37	2,225	2,229,001
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	3,840	4,210,214

		57,773,973

North Carolina – 0.7%
North Carolina Medical Care Commission Series 2005A 6.00%, 10/01/15 (Pre-refunded/ETM)	275	281,509
6.125%, 10/01/15 (Pre-refunded/ETM)	100	102,417
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/30	2,250	2,376,045
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2015A 5.00%, 9/01/37	1,735	1,742,582

		4,502,553

Ohio – 3.5%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	8,775	7,187,339
County of Erie OH (Firelands Regional Medical Center) Series 2006A 5.25%, 8/15/46	1,115	1,128,090
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	2,300	2,207,517
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,030	1,072,457
County of Muskingum OH (Genesis Health System Obligated Group) Series 2013 5.00%, 2/15/44-2/15/48	4,100	4,219,119

24	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio State Water Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008C 3.95%, 11/01/32	$5,000	$5,206,800
Pinnacle Community Infrastructure Financing Authority Series 2004A 6.25%, 12/01/36	1,000	1,003,840

		22,025,162

Oklahoma – 0.2%
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	1,125	1,218,611

Oregon – 0.1%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/19	650	717,093

Pennsylvania – 4.5%
Allegheny County Higher Education Building Authority (Chatham University) Series 2012A 5.00%, 9/01/35	230	246,726
Bensalem Township School District Series 2013 5.00%, 6/01/29	8,570	9,863,898
City of Philadelphia PA Series 2013A 5.00%, 7/15/21	1,200	1,406,436
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	180	193,478
Series 2012 5.25%, 1/01/41	1,000	1,033,940
Montgomery County Industrial Development Authority/PA (Philadelphia Presbytery Homes, Inc.) Series 2010 6.50%, 12/01/25	200	233,034
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community, Inc.) Series 2015 5.00%, 1/01/30	1,040	1,056,661
5.25%, 1/01/40	4,740	4,796,975

AB MUNICIPAL INCOME SHARES •	25

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Norristown Area School District COP Series 2012 5.00%, 4/01/32	$100	$105,608
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	265	283,123
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/41	1,620	1,722,854
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP)
Series 2015 5.00%, 12/31/34	2,830	3,061,268
Pennsylvania Turnpike Commission Series 2013A 5.00%, 12/01/43	4,000	4,305,000

		28,309,001

Puerto Rico – 0.5%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	3,045	2,906,026
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	335	288,616

		3,194,642

Rhode Island – 0.6%
Rhode Island Health & Educational Building Corp. (Tockwotton Home) Series 2011 8.375%, 1/01/46	3,150	3,599,505

South Carolina – 0.4%
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 5/01/43	1,000	1,016,450
5.125%, 5/01/48	1,000	1,016,700
South Carolina St Public Svc Auth AMBAC Series 2007A 5.00%, 1/01/32(b)	400	429,084

		2,462,234

26	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 1.1%
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	$4,890	$5,295,332
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc. (The)) Series 2012 5.25%, 12/01/42	1,000	1,029,530
5.375%, 12/01/47	800	827,344

		7,152,206

Texas – 10.8%
Central Texas Regional Mobility Authority Series 2011 6.00%, 1/01/41	120	142,366
Series 2013 5.00%, 1/01/42	3,500	3,757,320
Central Texas Turnpike System Series 2015C 5.00%, 8/15/42	6,800	7,305,988
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/30	1,965	2,237,860
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	3,155	3,440,212
Series 2015B 5.00%, 7/15/30-7/15/35	2,960	3,139,343
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 8/15/42	530	566,946
Series 2013 6.00%, 8/15/43	1,000	1,178,260
Dallas/Fort Worth International Airport Series 2012E 5.00%, 11/01/35	1,500	1,626,285
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	3,150	3,352,734
Houston TX Util Sys Series 2011D 5.00%, 11/15/28(b)	400	469,616

AB MUNICIPAL INCOME SHARES •	27

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	$1,700	$1,712,529
North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	280	299,942
North Texas Tollway Authority Series 2014B 5.00%, 1/01/31	8,975	9,986,572
Series 2015A 5.00%, 1/01/35	7,000	7,697,060
Red River Health Facilities Development Corp. (MRC Crestview) Series 2011A 8.00%, 11/15/46	1,790	2,114,312
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44	1,315	1,547,084
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.50%, 1/01/32	1,740	1,840,033
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38	2,200	2,479,928
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22	200	207,532
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/44	1,500	1,496,640
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	1,065	1,139,997
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	1,000	1,235,670

28	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	$660	$796,343
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	200	238,220
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	3,600	4,371,444
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.00%, 1/01/32	1,200	1,318,716
7.125%, 1/01/46	2,430	2,650,231
Viridian Municipal Management District Series 2011 9.00%, 12/01/37	75	91,502

		68,440,685

Utah – 0.1%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31	95	104,176
Utah State Charter School Finance Authority Series 2010 8.25%, 7/15/18 (Pre-refunded/ETM)	100	124,456
Utah State Charter School Finance Authority (Early Light Academy, Inc.) Series 2010 8.50%, 7/15/46	100	111,883
Utah State Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	100	111,653

		452,168

Vermont – 0.0%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33	200	205,856

AB MUNICIPAL INCOME SHARES •	29

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia – 2.4%
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43	$1,030	$1,045,296
City of Chesapeake VA Chesapeake Expressway Toll Road Revenue Series 2012A 5.00%, 7/15/47	300	320,901
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/47	1,955	1,989,017
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47	10,065	7,126,825
Virginia College Bldg Auth Virginia Lease 21st Century College Prog Series 2013A 5.00%, 2/01/28(b)	550	640,294
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.50%, 1/01/42	3,580	3,899,479

		15,021,812

Washington – 2.3%
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2012A 5.00%, 8/15/44	1,000	1,088,880
Washington Health Care Facilities Authority (Providence Health & Services Obligated Group) Series 2012A 5.00%, 10/01/42	3,350	3,670,628
Washington St GO 5.00%, 7/01/24(b)	1,000	1,174,630
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47	2,650	2,827,524
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	3,215	3,509,719

30	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	$2,265	$2,212,604

		14,483,985

West Virginia – 0.4%
West Virginia Hospital Finance Authority (West Virginia United Health System, Inc.) Series 2013A 5.50%, 6/01/44	2,100	2,372,580

Wisconsin – 1.0%
University of Wisconsin Hospitals & Clinics Authority Series 2013A 5.00%, 4/01/38	4,155	4,563,977
Wisconsin Public Finance Authority (Rose Villa) Series 2014A 5.75%, 11/15/44	1,000	1,055,500
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/30(a)	545	556,363

		6,175,840

Total Long-Term Municipal Bonds (cost $558,572,522)		583,926,026

SHORT-TERM MUNICIPAL NOTES – 5.9%
Mississippi – 2.3%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2010H 0.13%, 11/01/35(f)	5,000	5,000,000
Series 2011B 0.12%, 11/01/35(f)	9,720	9,720,000

		14,720,000

Texas – 2.7%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 0.11%, 11/01/41(f)	17,000	17,000,000

Wyoming – 0.9%
County of Lincoln WY (Exxon Capital Ventures, Inc.) Series 1987C 0.11%, 7/01/17(f)	3,480	3,480,000

AB MUNICIPAL INCOME SHARES •	31

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Lincoln WY (Exxon Mobil Corp.)
Series 1985 0.11%, 8/01/15(f)	$2,500	$2,500,000

		5,980,000

Total Short-Term Municipal Notes (cost $37,700,000)		37,700,000

Total Municipal Obligations (cost $596,272,522)		621,626,026

	Shares
SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(g)(h) (cost $3,807,259)	3,807,259	3,807,259

Total Investments – 98.5% (cost $600,079,781)		625,433,285
Other assets less liabilities – 1.5%		9,233,311

Net Assets – 100.0%		$634,666,596

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00%	3.00%	$924	$80,710	$47,181
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.00	3,047	266,095	126,785
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	1,063	81,149	2,016
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	680	51,911	816
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	1,063	81,149	2,647
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	1,063	81,148	(1,207)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	1,122	85,652	1,629

32	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00%	3.39%	$1,063	$81,148	$771
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	744	56,796	760
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	1,063	81,149	36
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	1,063	81,149	(1,152)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	1,063	81,149	4,376
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	1,063	81,149	1,381
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	1,063	81,148	4,529
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	1,509	115,196	5,469
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	1,063	81,149	6,510
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	1,063	81,148	7,529
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	1,063	81,149	9,935
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.39	1,063	81,149	10,673

				$1,711,293	$230,684

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the aggregate market value of these securities amounted to $36,342,662 or 5.7% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note G).

(c)	Illiquid security.

(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2015 and the aggregate market value of this security amounted to $2,939,331 or 0.46% of net assets.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

AB MUNICIPAL INCOME SHARES •	33

Portfolio of Investments

As of April 30, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.9% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AMBAC – Ambac Assurance Corporation

CDX-NAHY – North American High Yield Credit Default Swap Index

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

INTRCONX – Inter-Continental Exchange

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

34	• AB MUNICIPAL INCOME SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $596,272,522)	$621,626,026
Affiliated issuers (cost $3,807,259)	3,807,259
Cash collateral due from broker	1,133,457
Interest receivable	9,052,881
Receivable for shares of beneficial interest sold	5,354,747
Receivable for investment securities sold	2,163,625

Total assets	643,137,995

Liabilities
Due to custodian	43,009
Payable for floating rate notes issued*	5,545,000
Dividends payable	2,288,657
Payable for shares of beneficial interest redeemed	522,770
Payable for variation margin on exchange-traded derivatives	55,788
Other liabilities	16,175

Total liabilities	8,471,399

Net Assets	$634,666,596

Composition of Net Assets
Shares of beneficial interest, at par	$570
Additional paid-in capital	617,968,384
Undistributed net investment income	29,349
Accumulated net realized loss on investment transactions	(8,915,895)
Net unrealized appreciation on investments	25,584,188

$634,666,596

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 56,957,751 common shares outstanding)	$11.14

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note G).

See notes to financial statements.

AB MUNICIPAL INCOME SHARES •	35

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Investment Income
Interest	$22,878,672
Dividends—Affiliated issuers	11,031	$22,889,703

Expenses
Interest expense	42,513

Total expenses		42,513

Net investment income		22,847,190

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(2,923,956)
Swaps		573,398
Net change in unrealized appreciation/depreciation of:
Investments		21,703,701
Swaps		230,684

Net gain on investment transactions		19,583,827

Net Increase in Net Assets from Operations		$42,431,017

See notes to financial statements.

36	• AB MUNICIPAL INCOME SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015		Year Ended April 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,847,190		$13,727,989
Net realized loss on investment transactions	(2,350,558)		(6,110,946)
Net change in unrealized appreciation/depreciation of investments	21,934,385		(459,693)

Net increase in net assets from operations	42,431,017		7,157,350
Dividends and Distributions to Shareholders from
Net investment income	(23,167,660)		(13,753,373)
Net realized gain on investment transactions	– 0	–	(28,460)
Transactions in Shares of Beneficial Interest
Net increase	233,735,649		183,034,284

Total increase	252,999,006		176,409,801
Net Assets
Beginning of period	381,667,590		205,257,789

End of period (including undistributed net investment income of $29,349 and $158,746, respectively)	$634,666,596		$381,667,590

See notes to financial statements.

AB MUNICIPAL INCOME SHARES •	37

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Year Ended April 30, 2015

Net increase in net assets from operations		$42,431,017

Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Increase in interest and dividends receivable	$(2,407,923)
Increase in receivable for investments sold	(2,158,481)
Net accretion of bond discount and amortization of bond premium	1,369,273
Increase in accrued expenses	5,593
Decrease in payable for investments purchased	(1,358,969)
Increase in cash collateral due from broker	(1,133,457)
Purchases of long-term investments	(238,398,580)
Purchases of short-term investments	(310,486,380)
Proceeds from disposition of long-term investments	48,028,804
Proceeds from disposition of short-term investments	273,721,703
Proceeds for exchange-traded derivatives settlements	859,870
Decrease in cash collateral due to broker	(390,000)
Net realized loss on investment transactions	2,350,558
Net change in unrealized appreciation/depreciation on investment transactions	(21,934,385)

Total adjustments		(251,932,374)

Net decrease in cash from operating activities		$(209,501,357)

Financing Activities:
Subscriptions of capital stock, net	231,966,467
Increase in due to custodian	32,375
Cash dividends paid	(22,497,485)

Net increase in cash from financing activities		209,501,357

Net increase in cash		—
Net change in cash
Cash at beginning of year		—

Cash at end of year		$—

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$42,513

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the year.

See notes to financial statements.

38	• AB MUNICIPAL INCOME SHARES

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. Prior to January 20, 2015, the Trust was known as AllianceBernstein Corporate Shares. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares (the “Portfolio”) and AB Taxable Multi-Sector Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares. Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Municipal Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are

AB MUNICIPAL INCOME SHARES •	39

Notes to Financial Statements

valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued

40	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB MUNICIPAL INCOME SHARES •	41

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2015:

Investments in Securities:	Level 1			Level 2			Level 3		Total
Assets:
Long-Term Municipal Bonds:
Alaska	$	– 0	–	$	– 0	–	$112,511		$112,511
Arizona		– 0	–		4,746,637		5,146,513		9,893,150
California		– 0	–		31,894,757		11,096,440		42,991,197
Colorado		– 0	–		13,396,160		2,629,755		16,025,915
Florida		– 0	–		52,603,394		9,221,262		61,824,656
Idaho		– 0	–		239,892		2,171,504		2,411,396
Illinois		– 0	–		38,704,015		12,176,152		50,880,167
Kentucky		– 0	–		8,273,861		2,744,279		11,018,140
Louisiana		– 0	–		4,649,578		6,389,207		11,038,785
Maryland		– 0	–		– 0	–	1,156,061		1,156,061
Massachusetts		– 0	–		3,523,974		4,112,519		7,636,493
Michigan		– 0	–		38,531,434		2,341,269		40,872,703
New Jersey		– 0	–		23,914,966		3,703,140		27,618,106
New York		– 0	–		49,086,892		8,687,081		57,773,973
North Carolina		– 0	–		– 0	–	4,502,553		4,502,553
Ohio		– 0	–		18,813,805		3,211,357		22,025,162
Oklahoma		– 0	–		– 0	–	1,218,611		1,218,611
Oregon		– 0	–		– 0	–	717,093		717,093
Pennsylvania		– 0	–		21,227,947		7,081,054		28,309,001
Rhode Island		– 0	–		– 0	–	3,599,505		3,599,505
South Carolina		– 0	–		429,084		2,033,150		2,462,234
Tennessee		– 0	–		5,295,332		1,856,874		7,152,206
Texas		– 0	–		54,822,211		13,618,474		68,440,685
Utah		– 0	–		111,653		340,515		452,168
Vermont		– 0	–		– 0	–	205,856		205,856
Virginia		– 0	–		11,987,499		3,034,313		15,021,812
Washington		– 0	–		5,934,138		8,549,847		14,483,985
Wisconsin		– 0	–		5,120,340		1,055,500		6,175,840
Other		– 0	–		67,906,062		– 0	–	67,906,062
Short-Term Municipal Notes		– 0	–		37,700,000		– 0	–	37,700,000
Short-Term Investments		3,807,259			– 0	–	– 0	–	3,807,259

Total Investments in Securities		3,807,259			498,913,631		122,712,395		625,433,285
Other Financial Instruments*:
Assets:
Centrally Cleared Credit Default Swaps		– 0	–		233,043		– 0	–	233,043	#
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–		(2,359)		– 0	–	(2,359	)#

Total+		$3,807,259			$499,144,315		$122,712,395		$625,663,969

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between any levels during the reporting period.

42	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 4/30/14	$77,665,952		$77,665,952
Accrued discounts/(premiums)	(7,720)		(7,720)
Realized gain (loss)	532,981		532,981
Change in unrealized appreciation/depreciation	5,294,941		5,294,941
Purchases	43,254,216		43,254,216
Sales	(4,027,975)		(4,027,975)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/15	$122,712,395		$122,712,395

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15*	$5,109,946		$5,109,946

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of April 30, 2015 all Level 3 securities were priced by third party vendors or using prior transaction, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new

AB MUNICIPAL INCOME SHARES •	43

Notes to Financial Statements

developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in

44	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

these programs pay a fee to their investment adviser for all costs and expenses of a separately managed account, including costs and expenses associated with the Portfolio, and a fee paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended April 30, 2015 is as follows:

Market Value April 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2015 (000)	Dividend Income (000)
$ 8,443	$ 241,586	$ 246,222	$ 3,807	$ 11

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$238,398,580	$48,034,397

AB MUNICIPAL INCOME SHARES •	45

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$594,601,755

Gross unrealized appreciation	$28,132,676
Gross unrealized depreciation	(2,862,321)

Net unrealized appreciation	$25,270,355

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a

46	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the year ended April 30, 2015, the Portfolio had no transactions in written options.

During the year ended April 30, 2015, the Portfolio held purchased options for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of

AB MUNICIPAL INCOME SHARES •	47

Notes to Financial Statements

operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the

48	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended April 30, 2015, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master

AB MUNICIPAL INCOME SHARES •	49

Notes to Financial Statements

agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$233,043	*	Receivable/Payable for variation margin on exchange-traded derivatives	$2,359	*

Total		$233,043			$2,359

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

50	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended April 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$90,700	$(103,543)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	573,398	230,684

Total		$664,098	$127,141

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended April 30, 2015:

Purchased Options:
Average monthly cost	$272,300	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,050,740	(b)
Average notional amount of sale contracts	$14,235,995	(c)

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for eight months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net

AB MUNICIPAL INCOME SHARES •	51

Notes to Financial Statements

of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2015:

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$1,525	$	– 0	–	$(1,525)	$	– 0	–	$	– 0	–
Morgan Stanley & Co., LLC**	54,263		– 0	–	(54,263)		– 0	–		– 0	–

Total	$55,788	$	– 0	–	$(55,788)	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at April 30, 2015.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014

Class A
Shares sold	28,246,209	31,461,205	$312,777,509	$321,686,866

Shares redeemed	(7,159,367)	(13,878,157)	(79,041,860)	(138,652,582)

Net increase	21,086,842	17,583,048	$233,735,649	$183,034,284

NOTE E

Risks Involved in Investing in the Portfolio

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. To the extent that the Portfolio invests

52	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolio may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolio’s income and distribution to shareholders. A decline in distributions would adversely affect the Portfolio’s yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

AB MUNICIPAL INCOME SHARES •	53

Notes to Financial Statements

In a tender option bond transaction, the Portfolio may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolio receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note G to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolio may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

54	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2015 and April 30, 2014 were as follows:

	2015		2014
Distributions paid from:
Ordinary income	$754,583		$113,917
Long-term capital gains	– 0	–	27,570

Total taxable distributions	754,583		141,487
Tax-exempt distributions	22,413,077		13,640,346

Total distributions paid	$23,167,660		$13,781,833

AB MUNICIPAL INCOME SHARES •	55

Notes to Financial Statements

As of April 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$2,548,690
Accumulated capital and other losses	(8,832,746	)(a)
Unrealized appreciation/(depreciation)	25,270,355	(b)

Total accumulated earnings/(deficit)	$18,986,299	(c)

(a)	As of April 30, 2015, the Portfolio had a net capital loss carryforward of $8,832,746.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2015, the Portfolio had a net short-term capital loss carryforward of $5,835,285 and a net long-term carryforward of $2,997,461 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and swap clearing fees resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE G

Floating Rate Notes Issued in Connection with Securities Held

The Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond

56	• AB MUNICIPAL INCOME SHARES

Notes to Financial Statements

in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolio’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolio’s expense ratio. At April 30, 2015, the amount of the Fund’s Floating Rate Notes outstanding was $5,545,000 and the related interest rate was 0.12% to 0.19%.

The Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Portfolio’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB MUNICIPAL INCOME SHARES •	57

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,	September 1, 2010(a) to April 30, 2011
2015	2014	2013	2012

Net asset value, beginning of period	$ 10.64	$ 11.22	$ 10.50	$ 9.24	$ 10.00

Income From Investment Operations
Net investment income(b)	.51	.52	.47	.59	.32
Net realized and unrealized gain (loss) on investment transactions	.51	(.59)	.77	†	1.27	(.77)

Net increase (decrease) in net asset value from operations	1.02	(.07)	1.24	1.86	(.45)

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.51)	(.52)	(.60)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(c)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.52)	(.51)	(.52)	(.60)	(.31)

Net asset value, end of period	$ 11.14	$ 10.64	$ 11.22	$ 10.50	$ 9.24

Total Return
Total investment return based on net asset value(d)	9.73%	(.28)%	11.98%	20.74%	(4.42)%
Ratios/Supplemental Data.
Net assets, end of period (000’s omitted)	$634,667	$381,668	$205,258	$17,606	$9,419
Ratio to average net assets of:
Expenses(e)	.01%	.01%	.03%	.05%	.02	%^
Net investment income	4.62%	5.03%	4.41%	6.06%	5.03	%^
Portfolio turnover rate	10%	29%	7%	17%	14%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00% and .00%, respectively.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

58	• AB MUNICIPAL INCOME SHARES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Municipal Income Shares:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Municipal Income Shares, formerly AllianceBernstein Municipal Income Sharers (the “Portfolio”), one of the series constituting AB Corporate Shares, formerly AllianceBernstein Corporate Shares, as of April 30, 2015, and the related statements and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period September 1, 2010 (commencement of operations) through April 30, 2011. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Municipal Income Shares of AB Corporate Shares at April 30, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period September 1, 2010 (commencement of operations) through April 30, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 26, 2015

AB MUNICIPAL INCOME SHARES •	59

Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert “Guy” B. Davidson III(2) , Vice President Wayne D. Godlin(2) , Vice President	Terrance T. Hults(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

60	• AB MUNICIPAL INCOME SHARES

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	120	None

AB MUNICIPAL INCOME SHARES •	61

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	120	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2004)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	120	None

62	• AB MUNICIPAL INCOME SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	120	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 82 (2004)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	120	None

AB MUNICIPAL INCOME SHARES •	63

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	120	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	120	None

64	• AB MUNICIPAL INCOME SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	120	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	120	None

AB MUNICIPAL INCOME SHARES •	65

Management of the Fund

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

66	• AB MUNICIPAL INCOME SHARES

Management of the Fund

Officers

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael G. Brooks 67	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Robert “Guy” B. Davidson, III 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Wayne D. Godlin 54	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2010.

Terrance T. Hults 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer

Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB MUNICIPAL INCOME SHARES •	67

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AB Corporate Shares (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Portfolio”) at a meeting held on November 3-6, 2014.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

68	• AB MUNICIPAL INCOME SHARES

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee or expense reimbursement from the Portfolio, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes. The trustees noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2012 or 2013.

AB MUNICIPAL INCOME SHARES •	69

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2014 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Portfolio as compared with that of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays Municipal Bond Index (the “Index”), in each case for the 1-year period ended July 31, 2014, and (in the case of comparisons with the Index) the period since inception (September 2010 inception). The trustees noted that, on a gross return basis, the Portfolio was in the 1st quintile of the Performance Universe for the 1- and 3-year periods. The Portfolio outperformed the Index in all periods. The trustees were cognizant that the Portfolio was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Portfolio. The trustees had asked the Adviser to provide information showing the weighting of the Portfolio in representative SMAs and the overall performance of those SMAs versus their stated benchmarks. The materials provided to the trustees in respect of the Portfolio included its weighting in the AllianceBernstein Tax-Aware Fixed Income SMA and the AllianceBernstein Municipal Income SMA and the performance of each of those SMAs relative to the Barclays Municipal Bond Unhedged Index. The trustees noted that the Tax-Aware Fixed Income SMA showed generally favorable performance relative to its benchmark, and that the Municipal Income SMA had lagged its benchmark in each period. Based on their review, the trustees concluded that the Portfolio’s performance was satisfactory.

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Lipper showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Portfolio. The trustees reviewed the fee arrangements between the Adviser and each of the current Sponsors and

70	• AB MUNICIPAL INCOME SHARES

noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Portfolio paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser. Based on their review, the trustees concluded that the advisory arrangements for the Portfolio, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The Adviser informed the trustees that there were no institutional products managed by it that have a substantially similar investment style.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by each of the current Sponsors declines at a breakpoint based on total assets managed by the Adviser for the Sponsors.

AB MUNICIPAL INCOME SHARES •	71

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Municipal Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Trustees on November 4-6, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.”

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of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of providers of separately managed accounts (“SMAs”).4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2014 are set forth below:

Portfolio	9/30/14 Net Assets ($MM)
Municipal Income Shares	$459.0

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other

3	Jones v. Harris at 1427.

4	The wrap program providers that offer SMAs currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed by it, which would include assets of Municipal Income Shares.

AB MUNICIPAL INCOME SHARES •	73

responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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companies for similar services by other investment advisers.6,7 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.8

The Portfolio does not pay an advisory fee to the Adviser since the SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the wrap program providers whose SMA clients invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2013, was calculated using a weighted average of the profitability of the relevant SMA assets, in addition to any fund specific revenue or expense items.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Portfolio’s peers. The Portfolio’s EG peers includes two BBB-rated Corporate Debt Funds (“BBB”), three Multi-Sector Income Fund (“MSI”), one Short-Intermediate Investment Grade Debt Fund (“SII”), three General Bond Funds (“GB”), two Core Bond Funds (“IID”), one General & Insured Municipal Debt Fund (“GM”), one Inflation-Protected Bond Fund (“IUT”), two Global Income Funds (“GLI”) and one Intermediate Municipal Debt Fund (“IMD”). The Portfolio is classified by Lipper as a High Yield Municipal Debt Fund (“HM”).

8	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

AB MUNICIPAL INCOME SHARES •	75

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli9 study on advisory fees and various fund characteristics.10 The independent consultant first reiterated the results of his previous two

9	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

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dimensional comparison analysis (fund size and family size) with the Board of Trustees.11 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1 and 3 year gross performance returns and rankings of the Portfolio relative to its Lipper Performance Universe (“PU”)12 for the period ended July 31, 2014:

	Portfolio Return (%)	PU Median (%)	PU Rank
Municipal Income Shares
1 Year	12.99	10.76	2/12
3 Year	9.18	8.19	1/11

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolio (in bold)13 versus its benchmark.14 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.15

11	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

12	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

13	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

14	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

15	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB MUNICIPAL INCOME SHARES •	77

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Municipal Income	12.97	9.14	7.45	6.85	1.29	3
Shares
Barclays Capital	7.27	5.06	4.10	3.85	1.26	3
Municipal Bond Index
Inception Date: September 1, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

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THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB MUNICIPAL INCOME SHARES •	79

AB Family of Funds

NOTES

80	• AB MUNICIPAL INCOME SHARES

NOTES

AB MUNICIPAL INCOME SHARES •	81

NOTES

82	• AB MUNICIPAL INCOME SHARES

NOTES

AB MUNICIPAL INCOME SHARES •	83

NOTES

84	• AB MUNICIPAL INCOME SHARES

AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIS-0151-0415

APR    04.30.15

ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

June 9, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares (the “Fund”) for the annual reporting period ended April 30, 2015. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Taxable Multi-Sector Income Shares to AB Taxable Multi-Sector Income Shares.

Investment Objectives and Policies

The Fund’s investment objective is to generate income and price appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and U.S. and non-U.S. Government securities. The Fund may invest up to 50% of its assets in below investment grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Fund may invest in mortgage-related and other asset-backed securities,

loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts, and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-U.S. dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and

AB TAXABLE MULTI-SECTOR INCOME SHARES •	1

sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays U.S. Aggregate ex-Government Bond Index, for the six- and 12-month periods ended April 30, 2015.

The Fund underperformed its benchmark for both periods; a shorter-than-benchmark duration positioning was the primary detractor. Security selection within investment-grade corporates contributed for both periods, relative to the benchmark; as well as an overweight to asset-backed securities; however an overweight to inflation-linked securities detracted. Within industry allocation, an overweight to banking contributed for both periods.

Derivatives in the form of credit default swaps and inflation swaps were utilized for investment purposes during both periods, which contributed to performance, in absolute terms.

Market Review and Investment Strategy

Bond markets were volatile during the six- and 12-month periods ended April 30, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Despite the best efforts of policymakers, inflation continued to fall throughout the developed world, reaching especially worrisome levels in

Europe and Japan. In the fourth quarter of 2014, a sharp decline in oil prices put pressure on credit and emerging market debt, complicating efforts to boost inflation in Europe and Japan. Oil prices stabilized later in the first quarter of 2015 but remain well below where they were a year ago.

These dynamics helped push developed-market government bond yields lower; even the 10-year U.S. Treasury yield approached a two-year low, despite expectations that the U.S. Federal Reserve would begin raising official rates later this year. In other markets, including many in Europe where the European Central Bank has implemented its quantitative easing program, some yields were in negative territory. However, global 10-year maturity yields started to rise in April 2015. After struggling late in 2014, credit markets rebounded modestly in the first quarter of 2015, and most credit sectors outperformed government debt.

Corporate valuations, in the view of the Core Fixed-Income Team (the “Team”), are generally fair, and fundamentals remain solid. But at this stage in the credit cycle, with mergers and acquisitions on the rise, careful security selection and diversification remain important safeguards against idiosyncratic risk. Unlike industrial companies, financial firms continue to deleverage and, in the Team’s view, remain an attractive opportunity. The Fund remains overweight to financials (banks and insurance).

2	• AB TAXABLE MULTI-SECTOR INCOME SHARES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate ex-Government Bond Index does not reflect fees and expenses associated with the active management of a fund. The Barclays U.S. Aggregate ex-Government Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB TAXABLE MULTI-SECTOR INCOME SHARES •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

4	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Taxable Multi-Sector Income Shares	0.74%	1.16%

Barclays U.S. Aggregate ex-Government Bond Index	2.08%	4.68%

GROWTH OF A $10,000 INVESTMENT IN THE FUND

9/15/10* TO 4/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Taxable Multi-Sector Income Shares (from 9/15/10* to 04/30/15) as compared to the performance of the Fund’s benchmark.

*	Inception date: 9/15/2010.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB TAXABLE MULTI-SECTOR INCOME SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2015 (unaudited)
NAV Returns

1 Year	1.16%
Since Inception*	2.64%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END March 31, 2015 (unaudited)
SEC Returns

1 Year	1.33%
Since Inception*	2.66%

The Fund’s current prospectus fee table shows the fees and the total fund operating expenses as 0.00% because the Adviser does not charge any fees or expenses and reimburses or pays Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/15/2010.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

6	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,007.40	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	7

Expense Example

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $117.6

*	All data are as of April 30, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

8	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2015

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 64.2%
Industrial – 40.0%
Basic – 4.3%
BHP Billiton Finance USA Ltd. 1.875%, 11/21/16	$1,000	$1,015,568
Ecolab, Inc. 3.00%, 12/08/16	1,000	1,030,404
Freeport-McMoRan, Inc. 2.30%, 11/14/17	1,025	1,029,560
Glencore Funding LLC 1.70%, 5/27/16(a)	450	451,482
2.125%, 4/16/18(a)	710	709,215
Monsanto Co. 0.456%, 11/07/16(b)	130	129,805
PPG Industries, Inc. 6.65%, 3/15/18	59	66,970
Rio Tinto Finance USA PLC 1.375%, 6/17/16	625	628,094

		5,061,098

Capital Goods – 2.0%
Caterpillar Financial Services Corp. Series G 2.05%, 8/01/16	1,000	1,018,766
John Deere Capital Corp. 1.125%, 6/12/17	700	703,009
Republic Services, Inc. 3.80%, 5/15/18	555	588,513

		2,310,288

Communications - Media – 4.1%
CBS Corp. 1.95%, 7/01/17	555	560,651
Cox Communications, Inc. 5.50%, 10/01/15	1,000	1,019,658
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 2.40%, 3/15/17	1,065	1,083,739
NBCUniversal Enterprise, Inc. 0.812%, 4/15/16(a)(b)	270	270,731
Time Warner Cable, Inc. 5.85%, 5/01/17	890	954,171
Time Warner, Inc. 3.15%, 7/15/15	985	990,339

		4,879,289

Communications - Telecommunications – 3.2%
AT&T, Inc. 1.40%, 12/01/17	1,035	1,033,747

AB TAXABLE MULTI-SECTOR INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

British Telecommunications PLC 1.625%, 6/28/16	$990	$997,398
Deutsche Telekom International Finance BV 2.25%, 3/06/17(a)	1,000	1,017,027
Verizon Communications, Inc. 2.00%, 11/01/16	680	689,842

		3,738,014

Consumer Cyclical - Automotive – 3.1%
Daimler Finance North America LLC 1.65%, 3/02/18(a)	1,015	1,021,331
Ford Motor Credit Co. LLC 2.145%, 1/09/18	500	504,566
3.00%, 6/12/17	490	503,786
Harley-Davidson Financial Services, Inc. 2.15%, 2/26/20(a)	1,000	1,006,605
Volkswagen International Finance NV 1.125%, 11/18/16(a)	600	601,798

		3,638,086

Consumer Cyclical - Retailers – 2.4%
CVS Health Corp. 3.25%, 5/18/15	1,165	1,166,695
Kohl’s Corp. 6.25%, 12/15/17	900	1,002,714
Walgreens Boots Alliance, Inc. 1.75%, 11/17/17	675	680,555

		2,849,964

Consumer Non-Cyclical – 12.1%
AbbVie, Inc. 1.75%, 11/06/17	1,010	1,015,237
Actavis Funding SCS 1.30%, 6/15/17	720	715,486
2.35%, 3/12/18	300	303,613
Allergan, Inc. 1.35%, 3/15/18	401	397,552
Altria Group, Inc. 4.125%, 9/11/15	955	967,075
Amgen, Inc. 2.125%, 5/15/17	1,000	1,017,706
Bayer US Finance LLC 1.50%, 10/06/17(a)	1,005	1,012,933
Becton Dickinson and Co. 2.675%, 12/15/19	740	754,584
Bunge Ltd. Finance Corp. 4.10%, 3/15/16	560	573,864
Express Scripts Holding Co. 2.65%, 2/15/17	1,000	1,022,784
Kraft Foods Group, Inc. 1.625%, 6/04/15	1,085	1,085,931

10	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kroger Co. (The) 3.90%, 10/01/15	$1,000	$1,011,504
Laboratory Corp. of America Holdings 2.625%, 2/01/20	1,015	1,023,213
Medtronic, Inc. 2.50%, 3/15/20(a)	760	775,997
Pepsico, Inc. 1.25%, 4/30/18	1,165	1,162,062
Thermo Fisher Scientific, Inc. 3.20%, 5/01/15-3/01/16	1,235	1,244,101
Whirlpool Corp. 1.35%, 3/01/17	138	138,376

		14,222,018

Energy – 4.0%
Anadarko Petroleum Corp. 5.95%, 9/15/16	1,025	1,089,970
Enterprise Products Operating LLC 3.20%, 2/01/16	764	776,647
Series L 6.30%, 9/15/17	215	239,017
Kinder Morgan Energy Partners LP 3.50%, 3/01/16	501	511,033
Kinder Morgan, Inc. 3.05%, 12/01/19	1,050	1,060,439
Marathon Petroleum Corp. 3.50%, 3/01/16	959	978,155

		4,655,261

Technology – 3.9%
Apple, Inc. 1.00%, 5/03/18	1,030	1,024,599
Cisco Systems, Inc. 0.542%, 3/03/17(b)	1,010	1,013,087
Hewlett-Packard Co. 2.65%, 6/01/16	1,050	1,069,242
KLA-Tencor Corp. 2.375%, 11/01/17	1,000	1,015,693
Xerox Corp. 2.95%, 3/15/17	510	524,296

		4,646,917

Transportation - Services – 0.9%
FedEx Corp. 2.30%, 2/01/20	1,010	1,014,831

		47,015,766

Financial Institutions – 23.0%
Banking – 19.0%
Abbey National Treasury Services PLC 4.00%, 4/27/16	805	829,891

AB TAXABLE MULTI-SECTOR INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

American Express Credit Corp. 1.55%, 9/22/17	$1,007	$1,012,216
Bank of America Corp. 1.25%, 1/11/16	1,015	1,017,808
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) 1.70%, 3/05/18(a)	1,020	1,020,027
BB&T Corp. 2.05%, 6/19/18	595	602,287
Branch Banking & Trust Co. 1.35%, 10/01/17	710	712,139
Capital One Bank USA NA 1.15%, 11/21/16	1,045	1,041,883
Capital One Financial Corp. 2.45%, 4/24/19	650	656,202
Citigroup, Inc. 1.30%, 4/01/16	315	316,084
1.35%, 3/10/17	335	334,524
1.85%, 11/24/17	185	186,184
2.50%, 7/29/19	175	176,629
Fifth Third Bancorp 3.625%, 1/25/16	515	525,516
Goldman Sachs Group, Inc. (The) 1.60%, 11/23/15	1,010	1,015,063
HSBC USA, Inc. 0.598%, 11/13/17(b)	1,020	1,019,734
Huntington National Bank (The) 1.30%, 11/20/16	1,015	1,015,373
ING Bank NV 1.375%, 3/07/16(a)	910	913,567
JPMorgan Chase & Co. 0.777%, 2/15/17(b)	1,025	1,027,158
Manufacturers & Traders Trust Co. 1.45%, 3/07/18	565	563,958
Mizuho Bank Ltd. 0.706%, 4/16/17(a)(b)	1,000	997,638
Morgan Stanley 1.75%, 2/25/16	705	710,082
1.875%, 1/05/18	300	301,057
PNC Bank NA 1.50%, 10/18/17-2/23/18	1,015	1,020,659
Royal Bank of Canada 0.607%, 1/23/17(b)	1,015	1,016,824
Royal Bank of Scotland Group PLC 2.55%, 9/18/15	1,004	1,009,843
SunTrust Banks, Inc. 3.60%, 4/15/16	1,000	1,023,312
US Bancorp 0.747%, 11/15/18(b)	130	130,906

12	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

US Bank NA 1.375%, 9/11/17	$1,020	$1,025,164
Wells Fargo & Co. 1.15%, 6/02/17	1,100	1,100,943

		22,322,671

Finance – 0.8%
General Electric Capital Corp. Series G 2.20%, 1/09/20	1,010	1,023,592

Insurance – 1.7%
New York Life Global Funding 0.80%, 2/12/16(a)	1,015	1,017,603
Prudential Financial, Inc. 4.75%, 9/17/15	945	959,184

		1,976,787

REITS – 1.5%
HCP, Inc. 3.75%, 2/01/16	763	778,506
Health Care REIT, Inc. 3.625%, 3/15/16	757	774,100
4.70%, 9/15/17	215	230,830

		1,783,436

		27,106,486

Utility – 1.2%
Electric – 1.2%
Dominion Resources, Inc. 1.95%, 8/15/16	1,250	1,264,266
Exelon Generation Co. LLC 2.95%, 1/15/20	130	132,062

		1,396,328

Total Corporates - Investment Grade (cost $75,314,499)		75,518,580

GOVERNMENTS – TREASURIES – 14.2%
United States – 14.2%
U.S. Treasury Notes 0.875%, 7/15/17	8,250	8,287,381
1.00%, 3/15/18	8,420	8,444,999

Total Governments - Treasuries (cost $16,730,344)		16,732,380

ASSET-BACKED SECURITIES – 12.0%
Credit Cards - Floating Rate – 4.4%
American Express Issuance Trust II Series 2013-1, Class A 0.462%, 2/15/19(b)	1,200	1,198,666

AB TAXABLE MULTI-SECTOR INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.522%, 3/16/20(b)	$500	$499,693
Cabela’s Credit Card Master Note Trust Series 2012-2A, Class A2 0.662%, 6/15/20(a)(b)	1,000	1,001,769
Chase Issuance Trust Series 2012-A2, Class A2 0.452%, 5/15/19(b)	1,000	1,000,528
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.611%, 9/10/20(b)	500	501,556
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.612%, 7/15/21(b)	1,000	1,002,377

		5,204,589

Autos - Fixed Rate – 2.6%
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21	839	840,664
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20	812	812,568
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)	660	660,520
Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17	674	674,280

		2,988,032

Credit Cards - Fixed Rate – 2.2%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20	560	561,950
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	1,000	1,008,219
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21	1,000	1,001,854

		2,572,023

Autos - Floating Rate – 1.5%
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 0.752%, 1/15/22(b)	903	903,846
GE Dealer Floorplan Master Note Trust Series 2015-1, Class A 0.681%, 1/20/20(b)	900	900,013

		1,803,859

14	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 1.3%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)	$1,000	$999,733
CNH Equipment Trust 2015-A Series 2015-A, Class A4 1.85%, 4/15/21	553	554,460

		1,554,193

Total Asset-Backed Securities (cost $14,113,845)		14,122,696

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.2%
Non-Agency Fixed Rate CMBS – 6.9%
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class A2 2.962%, 11/10/46	1,000	1,040,941
COMM 2014-LC15 Mortgage Trust Series 2014-LC15, Class A2 2.84%, 4/10/47	790	818,139
GS Mortgage Securities Trust Series 2014-GC20, Class A2 3.002%, 4/10/47	1,000	1,041,646
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C13, Class A2 2.665%, 1/15/46	1,000	1,031,899
Series 2013-C16, Class A2 3.07%, 12/15/46	1,000	1,044,633
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class A2 3.085%, 8/15/46	1,000	1,045,471
Wachovia Bank Commercial Mortgage Trust Series Series 2006-C23, Class A5 5.416%, 1/15/45	1,000	1,022,079
WFRBS Commercial Mortgage Trust Series 2013-C16, Class A2 3.223%, 9/15/46	1,000	1,049,978

		8,094,786

Non-Agency Floating Rate CMBS – 0.3%
Resource Capital Corp. 2014-CRE2 Ltd. Series 2014-CRE2, Class A 1.23%, 4/15/32(a)(b)	425	420,394

Total Commercial Mortgage-Backed Securities (cost $8,505,528)		8,515,180

AB TAXABLE MULTI-SECTOR INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 0.9%
Industrial – 0.9%
Energy – 0.9%
Transocean, Inc. 4.95%, 11/15/15 (cost $1,028,754)	$1,007	$1,022,105

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(c)(d) (cost $438,321)	438,321	438,321

Total Investments – 98.9% (cost $116,131,291)		116,349,262
Other assets less liabilities – 1.1%		1,238,615

Net Assets – 100.0%		$117,587,877

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(CME):
CDX-NAIG Series 22, 5 Year Index, 06/20/2019*	1.00%	0.56%	$5,750	$109,712	$31,207
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAIG Series 23, 5 Year Index, 12/20/2019*	1.00	0.64	2,500	43,624	17,245
CDX-NAIG Series 23, 5 Year Index, 12/20/2019*	1.00	0.64	2,500	43,624	5,792

				$196,960	$54,244

*	Termination date

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	$3,250	2/18/18	1.530%	CPI#	$2,676

16	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the aggregate market value of these securities amounted to $13,898,370 or 11.8% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at April 30, 2015.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

INTRCONX – Inter-Continental Exchange

REIT – Real Estate Investment Trust

See notes to financial statements.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $115,692,970)	$115,910,941
Affiliated issuers (cost $438,321)	438,321
Cash collateral due from broker	168,574
Receivable for shares of beneficial interest sold	763,303
Interest and dividends receivable	523,809
Receivable for investment securities sold	232,478
Unrealized appreciation on inflation swaps	2,676

Total assets	118,040,102

Liabilities
Due to custodian	8,451
Payable for shares of beneficial interest redeemed	307,612
Dividends payable	129,975
Payable for variation margin on exchange-traded derivatives	6,187

Total liabilities	452,225

Net Assets	$117,587,877

Composition of Net Assets
Shares of beneficial interest, at par	$118
Additional paid-in capital	118,245,402
Distributions in excess of net investment income	(2,399)
Accumulated net realized loss on investment transactions	(930,135)
Net unrealized appreciation on investments	274,891

$117,587,877

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 11,796,034 common shares outstanding)	$9.97

See notes to financial statements.

18	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2015

Investment Income
Interest	$1,238,486
Dividends—Affiliated issuers	2,231
Other income	1,000

Total investment income		$1,241,717

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(67,897)
Swaps		154,056
Net change in unrealized appreciation/depreciation of:
Investments		130,182
Swaps		23,354

Net gain on investment transactions		239,695

Net Increase in Net Assets from Operations		$1,481,412

See notes to financial statements.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,241,717	$568,928
Net realized gain (loss) on investment transactions	86,159	(499,799)
Net change in unrealized appreciation/depreciation of investments	153,536	82,010

Net increase in net assets from operations	1,481,412	151,139
Dividends to Shareholders from
Net investment income	(1,603,900)	(634,567)
Transactions in Shares of Beneficial Interest
Net increase	12,552,557	37,849,966

Total increase	12,430,069	37,366,538
Net Assets
Beginning of period	105,157,808	67,791,270

End of period (including distributions in excess of net investment income of ($2,399) and ($88,974), respectively)	$117,587,877	$105,157,808

See notes to financial statements.

20	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2015

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. Prior to January 20, 2015, the Trust was known as AllianceBernstein Corporate Shares. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares and AB Taxable Multi-Sector Income Shares (the “Portfolio”). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares. Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Taxable Multi-Sector Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current

AB TAXABLE MULTI-SECTOR INCOME SHARES •	21

Notes to Financial Statements

bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market

22	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	23

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2015:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$75,518,580		$	– 0	–	$75,518,580
Governments – Treasuries		– 0	–	16,732,380			– 0	–	16,732,380
Asset-Backed Securities		– 0	–	12,568,503			1,554,193		14,122,696
Commercial Mortgage-Backed Securities		– 0	–	8,515,180			– 0	–	8,515,180
Corporates – Non-Investment Grade		– 0	–	1,022,105			– 0	–	1,022,105
Short-Term Investments		438,321		– 0	–		– 0	–	438,321

Total Investments in Securities		438,321		114,356,748			1,554,193		116,349,262
Other Financial Instruments*:
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	54,244			– 0	–	54,244	#
Inflation (CPI) Swaps		– 0	–	2,676			– 0	–	2,676
Liabilities		– 0	–	– 0	–		– 0	–	– 0	–

Total^		$438,321		$114,413,668			$1,554,193		$116,406,182

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities			Total
Balance as of 4/30/14	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		15			15
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		1,712			1,712
Purchases		1,552,466			1,552,466
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 4/30/15		$1,554,193			$1,554,193

Net change in unrealized appreciation/depreciation from investments held as of 4/30/15*		$1,712			$1,712

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

24	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

As of April 30, 2015 all Level 3 securities were priced by third party vendors or using prior transaction, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	25

Notes to Financial Statements

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

26	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

The Portfolio may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended April 30, 2015 is as follows:

Market Value April 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2015 (000)	Dividend Income (000)
$3,564	$95,752	$98,878	$438	$2

Brokerage commissions paid on investment transactions for the year ended April 30, 2015 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2015, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$66,710,036	$45,088,065
U.S. government securities	100,162,253	98,116,278

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$116,152,855

Gross unrealized appreciation	$311,071
Gross unrealized depreciation	(114,664)

Net unrealized appreciation	$196,407

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	27

Notes to Financial Statements

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in

28	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended April 30, 2015, the Portfolio held inflation (CPI) swaps for non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio

AB TAXABLE MULTI-SECTOR INCOME SHARES •	29

Notes to Financial Statements

will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended April 30, 2015, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations,

30	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$54,244	*

Interest rate contracts	Unrealized appreciation on inflation swaps	2,676

Total		$56,920

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	31

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended April 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(119,545)	$2,676

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	273,601	20,678

Total		$154,056	$23,354

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended April 30, 2015:

Inflation Swaps:
Average notional amount	$7,916,667	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$23,980,769

(a)	Positions were open for three months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Morgan Stanley Capital Services LLC	$2,676	$	– 0	–	$	– 0	–	$	– 0	–	$2,676

Total	$2,676	$	– 0	–	$	– 0	–	$	– 0	–	$2,676	^

32	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$6,187	$	– 0	–	$(6,187)	$	– 0	–	$	– 0	–

Total	$6,187	$	– 0	–	$(6,187)	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at April 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014

Class A
Shares sold	11,850,429	13,235,304	$118,033,526	$131,658,197

Shares redeemed	(10,606,563)	(9,483,472)	(105,480,969)	(93,808,231)

Net increase	1,243,866	3,751,832	$12,552,557	$37,849,966

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at

AB TAXABLE MULTI-SECTOR INCOME SHARES •	33

Notes to Financial Statements

disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2015 and April 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,603,900	$634,567

Total distributions paid	$1,603,900	$634,567

As of April 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$181,820
Accumulated capital and other losses	(908,571	)(a)
Unrealized appreciation/(depreciation)	199,083	(b)

Total accumulated earnings/(deficit)	$(527,668	)(c)

(a)	As of April 30, 2015, the Portfolio had a net capital loss carryforward of $906,536. As of that date, the cumulative deferred loss on straddles was $2,035.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to dividends payable.

34	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2015, the Portfolio had a net short-term capital loss carryforward of $905,818 and a net long-term capital loss carryforward of $718 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and swap clearing fees, the payment of a nondeductible excise tax, and the tax treatment of Treasury inflation-protected securities resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	35

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,							September 15, 2010(a) to April 30, 2011
	2015		2014		2013	2012

Net asset value, beginning of period	$ 9.97		$ 9.97		$ 10.17	$ 10.09		$ 10.00

Income From Investment Operations
Net investment income(b)	.09		.10		.10	.32		.24
Net realized and unrealized gain on investment transactions	.03		.02	†	.15 †	.08		.09

Net increase in net asset value from operations	.12		.12		.25	.40		.33

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.12)		(.14)	(.32)		(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.31)	– 0	–	– 0	–

Total dividends and distributions	(.12)		(.12)		(.45)	(.32)		(.24)

Net asset value, end of period	$ 9.97		$ 9.97		$ 9.97	$ 10.17		$ 10.09

Total Return
Total investment return based on net asset value(c)	1.16%		1.22%		2.47%	4.05%		3.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$117,588		$105,158		$67,791	$10,174		$10,124
Ratio to average net assets of:
Net investment income	.89%		1.04%		1.05%	3.17%		3.79	%^
Portfolio turnover rate	109%		150%		66%	156%		10%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Portfolio’s dividend reinvestment plan. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

36	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Taxable Multi-Sector Income Shares:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Taxable Multi-Sector Income Shares, formerly AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”), one of the series constituting AB Corporate Shares, formerly AllianceBernstein Corporate Shares, as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period September 15, 2010 (commencement of operations) through April 30, 2011. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Taxable Multi-Sector Income Shares of AB Corporate Shares at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period September 15, 2010 (commencement of operations) through April 30, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 26, 2015

AB TAXABLE MULTI-SECTOR INCOME SHARES •	37

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended April 30, 2015. For foreign shareholders, 63.10% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

38	• AB TAXABLE MULTI-SECTOR INCOME SHARES

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Douglas J. Peebles(2),
Senior Vice President

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Shawn E. Keegan(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. Paul J. DeNoon, Scott A. DiMaggio, Shawn E. Keegan, Douglas J. Peebles and Greg J. Wilensky are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	39

Board of Trustees

TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	120	None

DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	120	Xilinx, Inc. (programmable logic semi-conductors) since 2007

40	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, ## 73 (2004)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	120	None

Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	120	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

AB TAXABLE MULTI-SECTOR INCOME SHARES •	41

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr., ## 82 (2004)

Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.

		120	None

D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	120	None

42	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, ## 67 (2006)

Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015); U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.

		120	None

AB TAXABLE MULTI-SECTOR INCOME SHARES •	43

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	120	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	120	None

44	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Trustees and Officers Information

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	45

Trustees and Officers Information

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Douglas J. Peebles 49	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Paul J. DeNoon 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Scott A. DiMaggio 43	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2010.

Shawn E. Keegan 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Greg J. Wilensky 48	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

46	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Trustees and Officers Information

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AB Corporate Shares (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Portfolio”) at a meeting held on November 3-6, 2014.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	47

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee or expense reimbursement from the Portfolio, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes. The trustees noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2012 or 2013.

48	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2014 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Portfolio as compared with that of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays U.S. Aggregate ex-Government Bond Index (the “Index”), in each case for the 1- and 3-year periods ended July 31, 2014, and (in the case of comparisons with the Index) the period since inception (September 2010 inception). The trustees noted that, on a gross return basis, the Portfolio was in the 5th quintile of the Performance Universe for both periods. The Portfolio lagged the Index in all periods. The trustees were cognizant that the Portfolio was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Portfolio. The trustees had asked the Adviser to provide information showing the weighting of the Portfolio in representative SMAs and the overall performance of those SMAs versus their stated benchmarks. The materials provided to the trustees in respect of the Portfolio included its weighting in the AllianceBernstein Strategic Core Plus SMA, but that SMA had closed in March 2012 and therefore the trustees did not consider the SMA’s performance information to be relevant to their analysis. Based on their review and taking into account the short performance history of the Portfolio, the trustees concluded that the Portfolio’s performance was acceptable.

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Lipper showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Portfolio. The trustees reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within

AB TAXABLE MULTI-SECTOR INCOME SHARES •	49

the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Portfolio paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser. Based on their review, the trustees concluded that the advisory arrangements for the Portfolio, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, the trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The trustees recognized that such information was of limited utility in light of the Portfolio’s unusual fee arrangement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those in the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, and the unusual fee structure for the other portfolios of the Fund and the Portfolio, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by each of the current Sponsors declines at a breakpoint based on total assets managed by the Adviser for the Sponsors.

50	• AB TAXABLE MULTI-SECTOR INCOME SHARES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Trustees on November 4-6, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.”

AB TAXABLE MULTI-SECTOR INCOME SHARES •	51

Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of providers of separately managed accounts (“SMAs”).4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio is designed as a component of an institutional fixed-income mandate, Core Plus (“Core Plus SMA”), for SMA clients. Core Plus SMA is modeled on the Adviser’s U.S. Strategic Core Plus investment mandate. Core Plus SMA uses a 60% allocation to direct investments in individual U.S. Government/U.S. agency securities, including pass-thru agency mortgage-backed securities, or cash investments, complemented by a 40% allocation to the Portfolio in order to achieve the approximate exposures of the U.S. Strategic Core Plus investment mandate. The Portfolio’s role as a component of Core Plus SMA calls for the Portfolio to utilize leverage in certain circumstances.

The Portfolio’s net assets on September 30, 2014 are set forth below:

Portfolio	9/30/14 Net Assets ($MM)
Taxable Multi-Sector Income Shares	$138.4

3	Jones v. Harris at 1427.

4	The wrap program providers that offer SMAs currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed by it, which would include assets of Taxable Multi-Sector Income Shares.

52	• AB TAXABLE MULTI-SECTOR INCOME SHARES

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	53

schedule, set forth below are what would have been the effective advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio and the Portfolio’s advisory fee based on September 30, 2014 net assets.6

Portfolio	Net Assets 9/30/14 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Taxable Multi-Sector Income Shares	$138.4	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.265%	0.000%

The Adviser manages AllianceBernstein Intermediate Bond Fund, Inc. (“Intermediate Bond Fund, Inc.”), a retail mutual fund that has a somewhat similar investment style as the Portfolio.7 Set forth in the table below are the advisory fee schedule of the Intermediate Bond Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the advisory fee schedule of the retail mutual fund been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	AllianceBernstein Mutual Funds (“ABMF”)	Fee Schedule	ABMF Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Bond Fund, Inc.	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), which has a somewhat similar investment style as the Portfolio. Set forth in the table below are SCB II’s advisory fee schedule and what would have been the effective fee of the

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The advisory fee schedule of AllianceBernstein Intermediate Bond Fund, Inc. was affected by the December 2003 settlement between the Adviser and the NYAG. The NYAG related master fee schedule, implemented in January 2004, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule.

54	• AB TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio had SCB II’s advisory fee schedule been applicable to the Portfolio based on September 30, 2014 net assets:8

Portfolio	ABMF Fund	Fee Schedule	SCB Fund Effective Fee
Taxable Multi-Sector Income Shares	Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio[9]	0.50% on 1st $1 billion 0.45% on the balance	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a somewhat similar investment style as the Portfolio. Set forth below are Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Duration Portfolio[10]	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio

8	Although a part of the AllianceBernstein Mutual Funds, SCB II’s advisory fee schedule was not affected by the Adviser’s settlement with the NYAG since its fee schedule had a lower breakpoint level ($1 billion) than the breakpoint level ($2.5 billion) of the High Income category of the NYAG related master schedule. The advisory fee schedule of the High Income category is as follows: 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion and 0.40% thereafter.

9	Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee.

10	Sanford C. Bernstein Fund – Intermediate Duration Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fees by at least five basis points.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	55

that has a somewhat similar investment style as the Portfolio.11 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
Taxable Multi-Sector Income Shares	AB Multi-Sector Bond Open (Hedged/Unhedged)	0.40%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee
Taxable Multi-Sector Income Shares	Client #1[12]	0.29% on first $100 million 0.20% thereafter	0.265%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

11	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

12	This is the fee schedule of a fund managed for an affiliate of the Adviser.

56	• AB TAXABLE MULTI-SECTOR INCOME SHARES

While it appears that the sub-advisory relationship is paying a lower fee than the investment companies managed by the Adviser, it is difficult to evaluate the relevance of such a fee due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment companies for similar services by other investment advisers.13 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.14,15

The Portfolio does not pay an advisory fee to the Adviser since the SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG peers includes two other Core Bond Funds (“IID”), two BBB-rated Corporate Debt Funds (“BBB”), three Multi-Sector Income Fund (“MSI”), one Short-Intermediate Investment Grade Debt Fund (“SII”), three General Bond Funds (“GB”), one General & Insured Municipal Debt Fund (“GM”), one Inflation-Protected Bond Fund (“IUT”), two Global Income Funds (“GLI”) and one Intermediate Municipal Debt Fund (“IMD”).

15	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	57

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the wrap program providers whose SMA clients invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2013, was calculated using a weighted average of the profitability of the relevant SMA assets, in addition to any fund specific revenue or expense items.

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and

58	• AB TAXABLE MULTI-SECTOR INCOME SHARES

significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	59

The information below, prepared by Lipper, shows the 1 year gross performance return and ranking of the Portfolio relative to its Lipper Performance Universe (“PU”)19 for the period ended July 31, 2014:

Taxable Multi-Sector Income Shares	Portfolio Return (%)	PU Median (%)	PU Rank
1 Year	1.89	6.83	22/22
3 Year	2.05	5.72	19/19

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Taxable Multi-Sector	1.89	2.05	2.90	1.88	1.03	3
Income Shares
Barclays Capital US Aggregate ex Govt. Index	5.29	3.58	3.95	2.81	1.24	3
Inception Date: September 15, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

19	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

20	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

21	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

60	• AB TAXABLE MULTI-SECTOR INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB TAXABLE MULTI-SECTOR INCOME SHARES •	61

AB Family of Funds

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

AB TAXABLE MULTI-SECTOR INCOME SHARES •	67

NOTES

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AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMSIS-0151-0415

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Corp Income Shares	2014	$32,500	$—	$14,226
	2015	$30,678	$—	$13,130

AB Taxable Multi-Sector Income Shares	2014	$32,500	$—	$13,343
	2015	$33,981	$—	$14,527

AB Municipal Income Shares	2014	$31,290	$—	$12,966
	2015	$42,761	$—	$14,104

*	The Fund’s Adviser absorbs all ordinary Fund expenses, including the Fund’s audit fees, audit-related fees and tax fees.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Corp Income Shares	2014	$307,756	$14,226
			$—
			$(14,226)
	2015	$421,005	$13,130
			$—
			$(13,130)

AB Taxable Multi-Sector Income Shares	2014	$306,873	$13,343
			$—
			$(13,343)
	2015	$422,402	$14,527
			$—
			$(14,527)

AB Municipal Income Shares	2014	$306,496	$12,966
			$—
			$(12,966)
	2015	$421,979	$14,104
			$—
			$(14,104)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 22, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 22, 2015